Exhibit 99.2

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended September 30, 2004

II.	Quarterly Supplemental Information

Net Income and Funds From Operations – Supplemental Detail

Same Property Growth

Development Pipeline

Consolidated Balance Sheets

Portfolio Listing

Top 25 Largest Tenants

Inventory of Land Held for Investment or Future Development

Inventory of Residential Lots Under Development

Square Feet Expiring:

Office

Medical Office

Retail

Summary of Gains on Sales of Investment Properties

Summary of 2004 Office Asset Sales

Reconciliations of Non-GAAP Financial Measures

Discussion of Non-GAAP Financial Measures

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(In thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	62,043	70,815	47,872	27,594	143,500	59,190	8,519

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”) - (See Page 5)	97,299	108,122	113,366	46,528	27,028	25,450	25,959

		WEIGHTED AVERAGE COMMON SHARES	48,632	49,205	49,252	48,135	48,267	48,370	48,474
		DILUTED WEIGHTED AVERAGE COMMON SHARES	49,731	50,280	49,937	48,780	49,228	49,643	50,068
		NET INCOME PER COMMON SHARE - BASIC	1.28	1.44	0.97	0.57	2.97	1.22	0.18
		NET INCOME PER COMMON SHARE - DILUTED	1.25	1.41	0.96	0.57	2.92	1.19	0.17
		FFO PER COMMON SHARE - BASIC	2.00	2.20	2.30	0.97	0.56	0.53	0.54
		FFO PER COMMON SHARE - DILUTED	1.96	2.15	2.27	0.95	0.55	0.51	0.52
(A	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	4,810	6,073	12,988	4,358	1,916	2,324	5,909
		REGULAR COMMON DIVIDENDS	60,315	68,595	73,345	17,834	17,919	17,945	17,996
		SPECIAL COMMON DIVIDEND	—	—	—	—	—	100,544	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.24	1.39	1.48	0.37	0.37	0.37	0.37
		SPECIAL COMMON DIVIDEND PER SHARE	—	—	—	—	—	2.07	—
		COMMON STOCK PRICE AT PERIOD END	27.9375	24.36	24.70	25.85	27.90	27.75	30.60
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	49,211	49,425	48,386	48,343	48,491	48,572	48,835
		PREFERRED STOCK PRICE AT PERIOD END	—	—	—	—	—	25.39	27.25
		NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END	—	—	—	—	—	4,000	4,000
		COMMON EQUITY MARKET CAPITALIZATION	1,374,832	1,203,993	1,195,134	1,249,667	1,352,899	1,347,873	1,494,351
		PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—	—	101,560	109,000
(B	)	ADJUSTED DEBT (1)	671,068	766,503	844,880	859,595	724,437	679,237	697,050

		TOTAL MARKET CAPITALIZATION	2,045,900	1,970,496	2,040,014	2,109,261	2,077,336	2,128,670	2,300,401

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	39%	41%	41%	35%	32%	30%
(B	)	RECOURSE DEBT (1)	174,522	154,018	160,443	178,239	18,842	20,783	20,697
		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	8%	8%	8%	1%	1%	1%
		COMMON EQUITY MARKET CAPITALIZATION	1,374,832	1,203,993	1,195,134	1,249,667	1,352,899	1,347,873	1,494,351
		PREFERRED EQUITY MARKET CAPITALIZATION	—	—	—	—	—	101,560	109,000
(B	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	741,377	861,188	935,646	949,340	813,148	766,895	783,638

		TOTAL MARKET CAPITALIZATION	2,116,209	2,065,181	2,130,780	2,199,007	2,166,047	2,216,328	2,386,989

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	35%	42%	44%	43%	38%	35%	33%
(C	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	27,907	41,546	50,631	13,000	12,339	10,461	9,974
		FFO BEFORE INTEREST	125,206	149,668	163,997	59,528	39,367	35,911	35,933
		INTEREST EXPENSE COVERAGE RATIO	4.49	3.60	3.24	4.58	3.19	3.43	3.60
(D	)	FIXED CHARGES (excluding preferred dividends)(1)	37,052	52,588	65,254	16,329	15,798	13,924	13,529
		FFO PLUS EXPENSED FIXED CHARGES (excluding preferred dividends)	125,365	150,293	164,848	59,745	39,578	35,997	36,018
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	3.38	2.86	2.53	3.66	2.51	2.59	2.66
(D	)	FIXED CHARGES (including preferred dividends)(1)	37,052	52,588	65,254	16,329	15,798	15,345	15,466
		FFO PLUS EXPENSED FIXED CHARGES (including preferred dividends)	125,365	150,293	164,848	59,745	39,578	37,418	37,955
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	3.38	2.86	2.53	3.66	2.51	2.44	2.45

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003	2004 1st	2004 2nd	2004 3rd	2004
		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - (See Page 5)	238,803	10,842	45,707	224,739	281,288

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”) - (See Page 5)	124,965	26,995	25,266	29,336	81,597

		WEIGHTED AVERAGE COMMON SHARES	48,313	48,637	48,750	49,060	48,818
		DILUTED WEIGHTED AVERAGE COMMON SHARES	49,415	50,421	50,405	50,943	50,633
		NET INCOME PER COMMON SHARE - BASIC	4.94	0.22	0.94	4.58	5.76
		NET INCOME PER COMMON SHARE - DILUTED	4.83	0.22	0.91	4.41	5.56
		FFO PER COMMON SHARE - BASIC	2.59	0.56	0.52	0.60	1.67
		FFO PER COMMON SHARE - DILUTED	2.53	0.54	0.50	0.58	1.61
(A	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	14,507	739	1,687	9,098	11,524
		REGULAR COMMON DIVIDENDS	71,694	18,096	18,133	18,191	54,420
		SPECIAL COMMON DIVIDEND	100,544	—	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.48	0.37	0.37	0.37	1.11
		SPECIAL COMMON DIVIDEND PER SHARE	2.07	—	—	—	—
		COMMON STOCK PRICE AT PERIOD END	30.60	32.79	32.95	34.31	34.31
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,835	48,996	49,095	49,740	49,740
		PREFERRED STOCK PRICE AT PERIOD END	27.25	27.50	25.20	25.79	25.79
		NUMBER OF PREFERRED SHARES OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000
		COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,606,579	1,617,680	1,706,579	1,706,579
		PREFERRED EQUITY MARKET CAPITALIZATION	109,000	110,000	100,800	103,160	103,160
(B	)	ADJUSTED DEBT (1)	697,050	741,630	702,534	430,517	430,517

		TOTAL MARKET CAPITALIZATION	2,300,401	2,458,209	2,421,014	2,240,256	2,240,256

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	30%	30%	29%	19%	19%
(B	)	RECOURSE DEBT (1)	20,697	57,555	101,269	50,365	50,365
		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	1%	2%	4%	2%	2%
		COMMON EQUITY MARKET CAPITALIZATION	1,494,351	1,606,579	1,617,680	1,706,579	1,706,579
		PREFERRED EQUITY MARKET CAPITALIZATION	109,000	110,000	100,800	103,160	103,160
(B	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	783,638	827,172	786,931	513,792	513,792

		TOTAL MARKET CAPITALIZATION	2,386,989	2,543,751	2,505,411	2,323,531	2,323,531

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	33%	33%	31%	22%	22%
(C	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	45,774	10,255	10,115	7,522	27,892
		FFO BEFORE INTEREST	170,739	37,250	35,381	36,858	109,489
		INTEREST EXPENSE COVERAGE RATIO	3.73	3.63	3.50	4.90	3.93
(D	)	FIXED CHARGES (excluding preferred dividends)(1)	59,580	13,831	13,800	10,681	38,312
		FFO PLUS EXPENSED FIXED CHARGES (excluding preferred dividends)	171,338	37,340	35,518	37,003	109,861
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.88	2.70	2.57	3.46	2.87
(D	)	FIXED CHARGES (including preferred dividends)(1)	62,938	15,769	15,737	12,618	44,124
		FFO PLUS EXPENSED FIXED CHARGES (including preferred dividends)	174,696	39,278	37,455	38,940	115,673
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.78	2.49	2.38	3.09	2.62

See Footnotes on Page 14	Page 1 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
		CONSOLIDATED ENTITY FFO AND NET INCOME:
(E	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
		OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,632	2,688	2,693	743	764	758	723
		3301 WINDY RIDGE PARKWAY	804	1,122	1,517	380	401	386	388
		100 NORTH POINT CENTER EAST	0	0	0	0	0	0	73
		200 NORTH POINT CENTER EAST	0	0	0	0	0	0	23
		333 NORTH POINT CENTER EAST	2,287	2,410	2,447	589	434	220	205
		555 NORTH POINT CENTER EAST	1,691	2,603	2,546	401	1,364	224	249
		615 PEACHTREE STREET	1,548	1,930	1,987	490	513	488	431
		101 INDEPENDENCE CENTER	8,484	9,173	8,916	2,239	2,299	2,280	2,267
		LAKESHORE PARK PLAZA	1,346	1,351	1,113	284	324	301	322
		333 JOHN CARLYLE	2,806	3,259	3,535	884	1,469	815	784
		INFORUM	12,153	13,813	13,714	3,484	3,407	3,503	3,449
		600 UNIVERSITY PARK PLACE	401	1,631	1,757	468	456	466	481
		THE POINTS AT WATERVIEW	14	1,717	1,040	345	405	541	511
		ONE GEORGIA CENTER	336	3,822	3,438	746	742	697	758
		1900 DUKE STREET	402	2,245	2,698	694	754	702	782
		FROST BANK TOWER	0	0	0	0	0	0	0
		GALLERIA 75	0	0	0	0	0	0	0
		COLUMBUS BAZAAR	0	0	0	0	0	0	0

		SUBTOTAL	34,904	47,764	47,401	11,747	13,332	11,381	11,446

		MEDICAL OFFICE:
		ATHEROGENICS	1,083	1,114	1,134	286	293	301	301
		MERIDIAN MARK PLAZA	3,439	3,556	4,073	1,018	1,006	1,081	1,048

		SUBTOTAL	4,522	4,670	5,207	1,304	1,299	1,382	1,349

		RETAIL:
		GA 400 LAND LEASES	1,366	1,331	1,298	374	348	355	322
		COLONIAL PLAZA MARKETCENTER	4,861	746	0	0	0	0	0
		LAGUNA NIGUEL PROMENADE	488	0	0	0	0	0	0
		THE AVENUE EAST COBB	4,841	5,396	5,327	1,494	1,406	1,404	1,516
		THE AVENUE OF THE PENINSULA	1,602	2,522	4,284	2,189	668	925	790
		THE AVENUE PEACHTREE CITY	0	1,191	3,160	799	832	755	643
		THE AVENUE WEST COBB	0	0	0	0	0	0	655
		THE SHOPS OF LAKE TUSCALOOSA	0	0	0	0	0	0	18

		SUBTOTAL	13,158	11,186	14,069	4,856	3,254	3,439	3,944

		OTHER RENTAL OPERATIONS:
		OTHER	12	156	0	0	0	0	0

		SUBTOTAL	12	156	0	0	0	0	0

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	52,596	63,776	66,677	17,907	17,885	16,202	16,739

[Additional columns below]

[Continued from above table, first column(s) repeated]

			2003	2004 1st	2004 2nd	2004 3rd	2004
		CONSOLIDATED ENTITY FFO AND NET INCOME:
(E	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
		OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,988	746	748	752	2,246
		3301 WINDY RIDGE PARKWAY	1,555	389	430	429	1,248
		100 NORTH POINT CENTER EAST	73	212	241	281	734
		200 NORTH POINT CENTER EAST	23	102	97	95	294
		333 NORTH POINT CENTER EAST	1,448	214	216	302	732
		555 NORTH POINT CENTER EAST	2,238	1,908	275	228	2,411
		615 PEACHTREE STREET	1,922	440	464	264	1,168
		101 INDEPENDENCE CENTER	9,085	2,275	2,351	647	5,273
		LAKESHORE PARK PLAZA	1,231	351	382	374	1,107
		333 JOHN CARLYLE	3,952	856	460	(3)	1,313
		INFORUM	13,843	3,581	3,491	3,063	10,135
		600 UNIVERSITY PARK PLACE	1,871	457	460	457	1,374
		THE POINTS AT WATERVIEW	1,802	833	523	545	1,901
		ONE GEORGIA CENTER	2,943	736	332	363	1,431
		1900 DUKE STREET	2,932	742	390	(2)	1,130
		FROST BANK TOWER	0	21	711	1,172	1,904
		GALLERIA 75	0	124	245	277	646
		COLUMBUS BAZAAR	0	0	5	(43)	(38)

		SUBTOTAL	47,906	13,987	11,821	9,201	35,009

		MEDICAL OFFICE:
		ATHEROGENICS	1,181	303	306	307	916
		MERIDIAN MARK PLAZA	4,153	1,044	1,059	1,065	3,168

		SUBTOTAL	5,334	1,347	1,365	1,372	4,084

		RETAIL:
		GA 400 LAND LEASES	1,399	385	365	365	1,115
		COLONIAL PLAZA MARKETCENTER	0	0	0	0	0
		LAGUNA NIGUEL PROMENADE	0	0	0	0	0
		THE AVENUE EAST COBB	5,820	1,405	1,401	1,487	4,293
		THE AVENUE OF THE PENINSULA	4,572	1,001	1,193	968	3,162
		THE AVENUE PEACHTREE CITY	3,029	993	833	749	2,575
		THE AVENUE WEST COBB	655	882	953	1,068	2,903
		THE SHOPS OF LAKE TUSCALOOSA	18	131	145	151	427

		SUBTOTAL	15,493	4,797	4,890	4,788	14,475

		OTHER RENTAL OPERATIONS:
		OTHER	0	0	(1)	0	(1)

		SUBTOTAL	0	0	(1)	0	(1)

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	68,733	20,131	18,075	15,361	53,567

See Footnotes on Page 14	Page 2 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
(F)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	NORTHSIDE/ALPHARETTA I	1,754	1,641	1,819	389	420	412	385
	NORTHSIDE/ALPHARETTA II	1,734	2,335	2,255	596	566	475	523
	101 SECOND STREET	9,633	13,616	14,557	2,396	2,314	3,585	2,337
	55 SECOND STREET	0	0	12,724	22,344	1,545	1,558	1,626
	AT&T WIRELESS SERVICES HEADQUARTERS	5,810	5,732	5,718	1,448	1,380	0	0
	CERRITOS CORPORATE CENTER-PHASE II	0	1,415	2,322	576	552	0	0
	PRESIDENTIAL MARKETCENTER	2,755	3,451	3,731	950	972	474	0
	MIRA MESA MARKETCENTER	2,678	5,636	5,956	1,500	945	(121)	(26)
	PERIMETER EXPO	3,400	3,226	3,178	874	908	624	(2)
	SALEM ROAD STATION	124	556	505	0	0	0	0
	OTHER	86	100	94	26	23	29	20

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	27,974	37,708	52,859	31,099	9,625	7,036	4,863

	RESIDENTIAL LOT/TRACT FFO:
(H)	TRACT SALES NET OF COST OF SALES - WHOLLY OWNED (1)	564	2,011	2,338	0	0	2,067	5,323
(G)(H)	TRACT SALES NET OF COST OF SALES - JOINT VENTURES (1)	773	1,098	671	0	430	42	0

	TOTAL TRACT SALES NET OF COS	1,337	3,109	3,009	0	430	2,109	5,323

(H)	LOT SALES NET OF COST OF SALES - WHOLLY OWNED (1)	2,267	772	1,622	697	244	867	995
(G)(H)	LOT SALES NET OF COST OF SALES - JOINT VENTURES (1)	0	645	1,281	544	822	822	1,240

	TOTAL LOT SALES NET OF COS	2,267	1,417	2,903	1,241	1,066	1,689	2,235

(G)(H)	INTEREST - JOINT VENTURE (1)	0	0	0	0	0	0	0
(G)(H)	OTHER - JOINT VENTURE (1)	(95)	(23)	(3)	(31)	(27)	(46)	(52)

	TOTAL RESIDENTIAL LOT/TRACT FFO	3,509	4,503	5,909	1,210	1,469	3,752	7,506

	DEVELOPMENT INCOME	4,251	6,179	4,625	764	908	558	640

	MANAGEMENT FEES	4,841	7,966	9,313	2,105	2,187	2,227	2,000

	LEASING & OTHER FEES	1,608	5,344	4,297	1,111	1,234	772	3,874

	INTEREST INCOME & OTHER:
	GNMAs	5	5	13	1	(1)	2	2
	OTHER INTEREST AND OTHER MISCELLANEOUS	773	526	254	23	496	272	(36)
	650 MASS AVE NOTES	3,472	4,126	4,126	1,031	1,031	1,119	0
	CHARLOTTE GATEWAY VILLAGE, LLC NOTE	1,745	1,404	0	0	0	0	0

	TOTAL INTEREST INCOME	5,995	6,061	4,393	1,055	1,526	1,393	(34)

	GENERAL & ADMINISTRATIVE EXPENSES	(18,452)	(27,010)	(27,670)	(7,214)	(7,644)	(7,331)	(7,417)

	STOCK APPRECIATION RIGHT EXPENSE	(468)	276	(29)	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003	2004 1st	2004 2nd	2004 3rd	2004
(F)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	NORTHSIDE/ALPHARETTA I	1,606	386	411	463	1,260
	NORTHSIDE/ALPHARETTA II	2,160	579	592	605	1,776
	101 SECOND STREET	10,632	2,320	2,322	2,150	6,792
	55 SECOND STREET	27,073	1,652	1,950	1,495	5,097
	AT&T WIRELESS SERVICES HEADQUARTERS	2,828	0	0	0	0
	CERRITOS CORPORATE CENTER-PHASE II	1,128	0	0	0	0
	PRESIDENTIAL MARKETCENTER	2,396	0	0	0	0
	MIRA MESA MARKETCENTER	2,298	0	0	0	0
	PERIMETER EXPO	2,404	0	0	0	0
	SALEM ROAD STATION	0	0	0	0	0
	OTHER	98	22	0	0	22

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	52,623	4,959	5,275	4,713	14,947

	RESIDENTIAL LOT/TRACT FFO:
(H)	TRACT SALES NET OF COST OF SALES - WHOLLY OWNED (1)	7,390	1,967	1,267	8,836	12,070
(G)(H)	TRACT SALES NET OF COST OF SALES - JOINT VENTURES (1)	472	991	80	937	2,008

	TOTAL TRACT SALES NET OF COS	7,862	2,958	1,347	9,773	14,078

(H)	LOT SALES NET OF COST OF SALES - WHOLLY OWNED (1)	2,803	1,398	1,188	1,122	3,708
(G)(H)	LOT SALES NET OF COST OF SALES - JOINT VENTURES (1)	3,428	1,724	1,389	1,011	4,124

	TOTAL LOT SALES NET OF COS	6,231	3,122	2,577	2,133	7,832

(G)(H)	INTEREST - JOINT VENTURE (1)	0	(20)	(37)	(39)	(96)
(G)(H)	OTHER - JOINT VENTURE (1)	(156)	(38)	(7)	(43)	(88)

	TOTAL RESIDENTIAL LOT/TRACT FFO	13,937	6,022	3,880	11,824	21,726

	DEVELOPMENT INCOME	2,870	512	1,045	624	2,181

	MANAGEMENT FEES	8,519	2,074	2,140	2,242	6,456

	LEASING & OTHER FEES	6,991	643	782	1,518	2,943

	INTEREST INCOME & OTHER:
	GNMAs	4	0	0	1	1
	OTHER INTEREST AND OTHER MISCELLANEOUS	755	448	107	1,093	1,648
	650 MASS AVE NOTES	3,181	0	0	0	0
	CHARLOTTE GATEWAY VILLAGE, LLC NOTE	0	0	0	0	0

	TOTAL INTEREST INCOME	3,940	448	107	1,094	1,649

	GENERAL & ADMINISTRATIVE EXPENSES	(29,606)	(7,983)	(8,605)	(8,431)	(25,019)

	STOCK APPRECIATION RIGHT EXPENSE	0	0	0	0	0

See Footnotes on Page 14	Page 3 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%	(8,615)	(9,910)	(4,738)	(1,408)	(1,086)	(423)	(403)
	CREDIT FACILITY - FLOATING @ LIBOR + ..90% to 1.50%	0	0	0	0	0	0	0
	NOTE PAYABLE, UNSECURED - 8.04%	0	0	0	0	0	(141)	(457)
	PERIMETER EXPO DEBT - 8.04%	(1,683)	(1,662)	(1,637)	(406)	(404)	(277)	0
	650 MASS AVE DEBT - 6.53%	(995)	0	0	0	0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.677%	(4,854)	(4,583)	(868)	0	0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.9575%	0	0	(8,974)	(2,792)	(2,633)	(2,652)	(2,641)
	101 INDEPENDENCE CENTER DEBT - 8.22%	(3,893)	(3,827)	(3,755)	(926)	(921)	(916)	(910)
	LAKESHORE PARK PLAZA DEBT - 6.78%	(724)	(710)	(696)	(172)	(171)	(170)	(169)
	MERIDIAN MARK PLAZA DEBT - 8.27%	(710)	(2,118)	(2,097)	(521)	(519)	(518)	(516)
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	0	(579)	(3,456)	(858)	(856)	(854)	(851)
	100 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	0	0	0	0	(79)
	200 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	0	0	0	0	(70)
	333 & 555 NORTH POINT CENTER DEBT - 7%	0	(384)	(2,282)	(565)	(563)	(560)	(558)
	THE AVENUE EAST COBB DEBT - 8.39%	(1,464)	(3,277)	(3,250)	(808)	(806)	(804)	(802)
	600 UNIVERSITY PARK DEBT - 7.38%	0	(492)	(1,042)	(259)	(258)	(257)	(258)
	CEDAR GROVE LAKES DEBT - 8%	0	0	(148)	(29)	(29)	58	0
	CALLAWAY GARDENS DEBT - 6%	0	0	(13)	(26)	40	0	0
	OTHER	(27)	(22)	(19)	(14)	(15)	(13)	(13)
	CAPITALIZED	15,285	9,712	5,934	1,567	1,858	2,944	3,314

	TOTAL INTEREST EXPENSE CONSOLIDATED	(7,680)	(17,852)	(27,041)	(7,217)	(6,363)	(4,583)	(4,413)

	LOSS ON EXTINGUISHMENT OF DEBT	0	0	(3,501)	0	0	0	0

	OTHER EXPENSES - CONTINUING OPERATIONS:
	PROPERTY TAXES	(40)	(619)	(675)	(185)	(218)	(149)	(216)
	MINORITY INTEREST EXPENSE	(2,931)	(1,553)	(1,589)	(482)	(328)	(397)	(406)
	PREDEVELOPMENT & OTHER	(646)	(708)	(1,558)	(420)	(518)	(181)	(558)

	TOTAL OTHER EXPENSES	(3,617)	(2,880)	(3,822)	(1,087)	(1,064)	(727)	(1,180)

(F)	OTHER EXPENSES - DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	(5,916)	(9,758)	(10,382)	(2,572)	(2,571)	(2,293)	(2,023)
	MINORITY INTEREST EXPENSE	(509)	(2,063)	(1,710)	(229)	(143)	0	(252)

	TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS	(6,425)	(11,821)	(12,092)	(2,801)	(2,714)	(2,293)	(2,275)

	INCOME TAX (PROVISION)/BENEFIT:
	CONTINUING OPERATIONS	1,145	691	(1,526)	(249)	(537)	(231)	(1,579)
(F)	DISCONTINUED OPERATIONS (1)	(31)	(136)	(139)	0	0	0	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	1,114	555	(1,665)	(249)	(537)	(231)	(1,579)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)	CONSOLIDATED	(1,099)	(2,166)	(2,148)	(571)	(602)	(668)	(670)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(1,099)	(2,166)	(2,148)	(571)	(602)	(668)	(670)

(I)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	(1,164)	(95)	0	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003	2004 1st	2004 2nd	2004 3rd	2004
	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY - FLOATING @ LIBOR + 1.05% to 1.70%	(3,320)	(472)	(753)	(106)	(1,331)
	CREDIT FACILITY - FLOATING @ LIBOR + ..90% to 1.50%	0	0	0	(356)	(356)
	NOTE PAYABLE, UNSECURED - 8.04%	(598)	(489)	(466)	(466)	(1,421)
	PERIMETER EXPO DEBT - 8.04%	(1,087)	0	0	0	0
	650 MASS AVE DEBT - 6.53%	0	0	0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.677%	0	0	0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.9575%	(10,718)	(2,605)	(2,592)	(2,610)	(7,807)
	101 INDEPENDENCE CENTER DEBT - 8.22%	(3,673)	(905)	(899)	(269)	(2,073)
	LAKESHORE PARK PLAZA DEBT - 6.78%	(682)	(168)	(167)	(166)	(501)
	MERIDIAN MARK PLAZA DEBT - 8.27%	(2,074)	(515)	(513)	(511)	(1,539)
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(3,419)	(849)	(440)	0	(1,289)
	100 NORTH POINT CENTER EAST DEBT - 7.86%	(79)	(232)	(232)	(233)	(697)
	200 NORTH POINT CENTER EAST DEBT - 7.86%	(70)	(205)	(205)	(209)	(619)
	333 & 555 NORTH POINT CENTER DEBT - 7%	(2,246)	(556)	(553)	(550)	(1,659)
	THE AVENUE EAST COBB DEBT - 8.39%	(3,220)	(800)	(798)	(796)	(2,394)
	600 UNIVERSITY PARK DEBT - 7.38%	(1,032)	(256)	(255)	(255)	(766)
	CEDAR GROVE LAKES DEBT - 8%	0	0	0	0	0
	CALLAWAY GARDENS DEBT - 6%	14	0	0	0	0
	OTHER	(55)	(7)	(4)	(4)	(15)
	CAPITALIZED	9,683	3,340	3,433	3,778	10,551

	TOTAL INTEREST EXPENSE CONSOLIDATED	(22,576)	(4,719)	(4,444)	(2,753)	(11,916)

	LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	0	0

	OTHER EXPENSES - CONTINUING OPERATIONS:
	PROPERTY TAXES	(768)	(166)	(222)	(124)	(512)
	MINORITY INTEREST EXPENSE	(1,613)	(398)	(397)	(401)	(1,196)
	PREDEVELOPMENT & OTHER	(1,677)	(226)	(305)	(453)	(984)

	TOTAL OTHER EXPENSES	(4,058)	(790)	(924)	(978)	(2,692)

(F)	OTHER EXPENSES - DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	(9,459)	(2,017)	(2,011)	(1,780)	(5,808)
	MINORITY INTEREST EXPENSE	(624)	0	0	0	0

	TOTAL OTHER EXPENSES - DISCONTINUED OPERATIONS	(10,083)	(2,017)	(2,011)	(1,780)	(5,808)

	INCOME TAX (PROVISION)/BENEFIT:
	CONTINUING OPERATIONS	(2,596)	(836)	(17)	(713)	(1,566)
(F)	DISCONTINUED OPERATIONS (1)	0	0	0	0	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,596)	(836)	(17)	(713)	(1,566)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)	CONSOLIDATED	(2,511)	(635)	(700)	(659)	(1,994)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,511)	(635)	(700)	(659)	(1,994)

(I)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	0	0	0	0	0

See Footnotes on Page 14	Page 4 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
(G)	JOINT VENTURE FFO EXCLUDING TEMCO & CL REALTY (1):
	WILDWOOD ASSOCIATES	8,634	9,724	10,870	2,517	2,192	2,205	3,137
	WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	(551)	0	0	0
	CP VENTURE TWO LLC	2,463	2,435	2,274	526	513	532	509
	CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	(985)
	COUSINS LORET VENTURE, L.L.C.	3,425	3,798	3,653	771	812	818	841
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	956	1,038	1,120	303	300	309	291
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	228	279	350	66	120	90	89
	TEN PEACHTREE PLACE ASSOCIATES	361	277	(488)	30	516	466	527
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	14,544	14,614	15,368	3,978	3,989	3,917	3,905
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	1,202	3,878	3,998	1,006	1,007	1,007	82
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	0	756	3,180	840	856	856	860
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	762	620	1,208	302	302	302	302
	CRAWFORD LONG - CPI, LLC	0	0	1,728	628	511	262	284
	OTHER	1,741	158	0	0	0	0	0

	TOTAL SHARE OF JOINT VENTURE FFO	34,316	37,577	43,261	10,416	11,118	10,764	9,842

	PREFERRED STOCK DIVIDENDS	0	0	0	0	0	(1,421)	(1,937)

	FFO AVAILABLE TO COMMON STOCKHOLDERS	97,299	108,122	113,366	46,528	27,028	25,450	25,959

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	11,937	23,496	6,254	1,003	90,956	2,178	6,421
(H)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(564)	(2,011)	(2,143)	0	0	(1,947)	(5,323)
	DISCONTINUED OPERATIONS	0	0	1,174	0	43,012	50,386	61
	SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	0	0	0	0	0

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	11,373	21,485	5,285	1,003	133,968	50,617	1,159

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I)	CONSOLIDATED	(23,083)	(30,624)	(34,154)	(9,779)	(10,078)	(8,330)	(8,787)
(I)	MINORITY INTEREST SHARE	1,164	95	0	0	0	0	0
(F,I)	DISCONTINUED OPERATIONS	(8,603)	(11,862)	(18,085)	(5,726)	(2,738)	(3,897)	(2,309)
(G,I)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(15,542)	(16,400)	(18,540)	(4,432)	(4,680)	(4,650)	(7,503)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(46,064)	(58,791)	(70,779)	(19,937)	(17,496)	(16,877)	(18,599)

	CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	(566)	0	0	0	0	0	0

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	62,043	70,815	47,872	27,594	143,500	59,190	8,519

[Additional columns below]

[Continued from above table, first column(s) repeated]

		2003	2004 1st	2004 2nd	2004 3rd	2004
(G)	JOINT VENTURE FFO EXCLUDING TEMCO & CL REALTY (1):
	WILDWOOD ASSOCIATES	10,051	2,105	2,374	2,216	6,695
	WILDWOOD ASSOCIATES - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	0	0
	CP VENTURE TWO LLC	2,080	520	530	536	1,586
	CP VENTURE TWO LLC - IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(985)	0	0	0	0
	COUSINS LORET VENTURE, L.L.C.	3,242	869	904	299	2,072
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,203	333	290	335	958
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	365	73	112	88	273
	TEN PEACHTREE PLACE ASSOCIATES	1,539	482	349	353	1,184
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,789	3,904	3,891	3,796	11,591
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,102	445	2,587	231	3,263
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	3,412	856	904	706	2,466
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	302	302	302	906
	CRAWFORD LONG - CPI, LLC	1,685	311	357	349	1,017
	OTHER	0	924	0	0	924

	TOTAL SHARE OF JOINT VENTURE FFO	42,140	11,124	12,600	9,211	32,935

	PREFERRED STOCK DIVIDENDS	(3,358)	(1,938)	(1,937)	(1,937)	(5,812)

	FFO AVAILABLE TO COMMON STOCKHOLDERS	124,965	26,995	25,266	29,336	81,597

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	100,558	2,066	36,500	50,082	88,648
(H)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(7,270)	(1,967)	(1,267)	(8,836)	(12,070)
	DISCONTINUED OPERATIONS	93,459	648	0	67,291	67,939
	SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	0	99,300	99,300

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	186,747	747	35,233	207,837	243,817

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I)	CONSOLIDATED	(36,974)	(9,909)	(8,132)	(7,730)	(25,771)
(I)	MINORITY INTEREST SHARE	0	0	0	0	0
(F,I)	DISCONTINUED OPERATIONS	(14,670)	(2,266)	(1,831)	(1,003)	(5,100)
(G,I)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(21,265)	(4,725)	(4,829)	(3,701)	(13,255)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(72,909)	(16,900)	(14,792)	(12,434)	(44,126)

	CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	0	0	0	0	0

	NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	238,803	10,842	45,707	224,739	281,288

See Footnotes on Page 14	Page 5 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	10,408	10,803	11,182	1,868	2,270	2,166	2,158
2500 WINDY RIDGE PARKWAY	4,760	5,037	4,992	1,184	1,190	1,157	1,142
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	9,708	11,462	12,217	2,914	2,888	2,901	4,478
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,441	3,458	3,803	960	965	965	961
4200 WILDWOOD PARKWAY (GE)	4,819	4,711	4,853	1,195	1,106	1,193	1,196
BANK/RESTAURANT GROUND LEASES	1,063	1,161	1,081	320	325	324	318

	34,199	36,632	38,128	8,441	8,744	8,706	10,253

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,947)	(4,754)	(4,546)	(1,106)	(1,095)	(1,084)	(1,074)
2500 DEBT - 7.45%	(1,769)	(1,708)	(1,642)	(400)	(395)	(390)	(386)
3200 DEBT - 8.23%	(5,600)	(5,524)	(5,389)	(1,322)	(1,310)	(1,299)	(1,287)
4100/4300 DEBT - 7.65%	(2,191)	(2,150)	(2,097)	(508)	(508)	(509)	(505)
4200 DEBT - 6.78%	(2,934)	(2,877)	(2,812)	(681)	(683)	(693)	(680)
LINE OF CREDIT - FLOATING @ LIBOR + .75%	(1)	0	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0	0	0

	(17,442)	(17,014)	(16,486)	(4,017)	(3,991)	(3,975)	(3,932)

OTHER, NET	516	(169)	96	900	(75)	(89)	(258)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(6)	0	0	(11)	(12)	(12)	(10)

IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	(1,101)	0	0	0

FUNDS FROM OPERATIONS	17,267	19,449	21,738	4,212	4,666	4,630	6,053
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,575)	(9,003)	(9,022)	(2,117)	(2,195)	(2,103)	(2,949)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0

NET INCOME	7,692	10,446	12,716	2,095	2,471	2,527	3,104

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	17,100	18,316	19,065	4,082	4,233	4,244	5,237
INTEREST EXPENSE	(8,721)	(8,507)	(8,243)	(2,009)	(1,997)	(1,988)	(1,966)
OTHER, NET	258	(85)	48	450	(38)	(45)	(129)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	0	0	(6)	(6)	(6)	(5)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	(551)	0	0	0

FUNDS FROM OPERATIONS	8,634	9,724	10,870	1,966	2,192	2,205	3,137
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,788)	(4,502)	(4,512)	(1,059)	(1,097)	(1,052)	(1,474)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0

NET INCOME	3,846	5,222	6,358	907	1,095	1,153	1,663

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004 3rd	2004
WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	8,462	2,197	2,254	2,268	6,719
2500 WINDY RIDGE PARKWAY	4,673	1,069	1,183	921	3,173
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	13,181	2,571	2,847	2,939	8,357
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,851	960	962	843	2,765
4200 WILDWOOD PARKWAY (GE)	4,690	1,193	1,194	1,048	3,435
BANK/RESTAURANT GROUND LEASES	1,287	326	336	321	983

	36,144	8,316	8,776	8,340	25,432

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,359)	(1,064)	(1,054)	(1,042)	(3,160)
2500 DEBT - 7.45%	(1,571)	(381)	(376)	(348)	(1,105)
3200 DEBT - 8.23%	(5,218)	(1,275)	(1,263)	(1,252)	(3,790)
4100/4300 DEBT - 7.65%	(2,030)	(493)	(489)	(431)	(1,413)
4200 DEBT - 6.78%	(2,737)	(665)	(659)	(574)	(1,898)
LINE OF CREDIT - FLOATING @ LIBOR + .75%	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0

	(15,915)	(3,878)	(3,841)	(3,647)	(11,366)

OTHER, NET	478	(102)	(41)	(110)	(253)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(45)	(8)	(10)	(9)	(27)

IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(1,101)	0	0	0	0

FUNDS FROM OPERATIONS	19,561	4,328	4,884	4,574	13,786
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,364)	(2,151)	(2,197)	(2,037)	(6,385)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	84,008	84,008

NET INCOME	10,197	2,177	2,687	86,545	91,409

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	17,796	4,099	4,321	4,100	12,520
INTEREST EXPENSE	(7,960)	(1,939)	(1,921)	(1,824)	(5,684)
OTHER, NET	238	(51)	(21)	(55)	(127)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(23)	(4)	(5)	(5)	(14)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	(551)	0	0	0	0

FUNDS FROM OPERATIONS	9,500	2,105	2,374	2,216	6,695
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,682)	(1,076)	(1,097)	(1,012)	(3,185)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	41,577	41,577

NET INCOME	4,818	1,029	1,277	42,781	45,087

See Footnotes on Page 14	Page 6 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	4,990	4,855	4,021	783	674	767	720	2,944
GRANDVIEW II	2,178	2,192	2,288	582	579	595	603	2,359
100 NORTH POINT CENTER EAST	2,077	2,213	1,456	330	323	416	170	1,239
200 NORTH POINT CENTER EAST	2,217	1,703	1,047	219	146	78	41	484

SUBTOTAL OFFICE	11,462	10,963	8,812	1,914	1,722	1,856	1,534	7,026

MEDICAL OFFICE:
PRESBYTERIAN MEDICAL PLAZA	881	902	912	234	233	233	238	938

RETAIL:
NORTH POINT MARKETCENTER	4,875	5,011	4,982	1,270	1,286	1,292	1,308	5,156
MANSELL CROSSING II	1,043	1,141	1,533	265	305	309	311	1,190
GREENBRIER MARKETCENTER	4,530	4,533	4,687	1,160	1,103	1,168	1,088	4,519
LOS ALTOS MARKETCENTER	2,822	2,797	2,974	743	744	729	760	2,976

SUBTOTAL RETAIL	13,270	13,482	14,176	3,438	3,438	3,498	3,467	13,841

TOTAL REVENUES LESS OPERATING EXPENSES	25,613	25,347	23,900	5,586	5,393	5,587	5,239	21,805

OTHER, NET	58	1	(52)	(55)	4	(1)	(19)	(71)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(2,370)	(2,323)	(2,264)	(559)	(556)	(552)	(549)	(2,216)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,884)	(1,853)	(1,815)	(442)	(444)	(447)	(295)	(1,628)

TOTAL INTEREST EXPENSE	(4,254)	(4,176)	(4,079)	(1,001)	(1,000)	(999)	(844)	(3,844)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	(8,567)	(8,567)

FUNDS FROM OPERATIONS	21,417	21,172	19,769	4,530	4,397	4,587	(4,191)	9,323
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(15,601)	(12,383)	(10,639)	(2,496)	(2,457)	(2,444)	(2,330)	(9,727)

NET INCOME	5,816	8,789	9,130	2,034	1,940	2,143	(6,521)	(404)

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,945	2,915	2,749	647	628	647	608	2,530
INTEREST EXPENSE	(489)	(480)	(470)	(115)	(115)	(115)	(97)	(442)
OTHER, NET	7	0	(5)	(6)	0	0	(2)	(8)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	(985)	(985)

FUNDS FROM OPERATIONS	2,463	2,435	2,274	526	513	532	(476)	1,095
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,794)	(1,424)	(1,223)	(287)	(283)	(281)	(268)	(1,119)

NET INCOME	669	1,011	1,051	239	230	251	(744)	(24)

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2004 1st	2004 2nd	2004 3rd	2004
CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	733	664	691	2,088
GRANDVIEW II	606	609	613	1,828
100 NORTH POINT CENTER EAST	6	1	0	7
200 NORTH POINT CENTER EAST	10	3	0	13

SUBTOTAL OFFICE	1,355	1,277	1,304	3,936

MEDICAL OFFICE:
PRESBYTERIAN MEDICAL PLAZA	240	235	234	709

RETAIL:
NORTH POINT MARKETCENTER	1,249	1,359	1,345	3,953
MANSELL CROSSING II	310	319	313	942
GREENBRIER MARKETCENTER	1,143	1,119	1,194	3,456
LOS ALTOS MARKETCENTER	753	849	807	2,409

SUBTOTAL RETAIL	3,455	3,646	3,659	10,760

TOTAL REVENUES LESS OPERATING EXPENSES	5,050	5,158	5,197	15,405

OTHER, NET	(19)	(52)	0	(71)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(546)	(541)	(538)	(1,625)
100 & 200 NORTH POINT CENTER EAST - 7.86%	0			0

TOTAL INTEREST EXPENSE	(546)	(541)	(538)	(1,625)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0

FUNDS FROM OPERATIONS	4,485	4,565	4,659	13,709
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,926)	(1,923)	(1,920)	(5,769)

NET INCOME	2,559	2,642	2,739	7,940

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	583	592	597	1,772
INTEREST EXPENSE	(63)	(62)	(61)	(186)
OTHER, NET	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0

FUNDS FROM OPERATIONS	520	530	536	1,586
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(222)	(220)	(221)	(663)

NET INCOME	298	310	315	923

See Footnotes on Page 14	Page 7 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	5,093	5,093	4,446	958	895	946	972
THE PINNACLE	8,830	9,652	9,986	2,352	2,492	2,448	2,459

TOTAL REVENUES LESS OPERATING EXPENSES	13,923	14,745	14,432	3,310	3,387	3,394	3,431
INTEREST EXPENSE	(7,268)	(7,192)	(7,109)	(1,764)	(1,758)	(1,753)	(1,747)
CAPITALIZED INTEREST	0	0	0	0	0	0	0
OTHER, NET	194	46	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(4)	(17)	(4)	(4)	(4)	(4)

FUNDS FROM OPERATIONS	6,849	7,595	7,306	1,542	1,625	1,637	1,680
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,617)	(7,703)	(8,680)	(1,780)	(1,790)	(1,835)	(1,385)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0

NET INCOME	(768)	(108)	(1,374)	(238)	(165)	(198)	295

COUSINS SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	6,962	7,373	7,217	1,655	1,693	1,697	1,716
INTEREST EXPENSE	(3,634)	(3,596)	(3,555)	(882)	(879)	(877)	(873)
OTHER, NET	97	23	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(2)	(9)	(2)	(2)	(2)	(2)

FUNDS FROM OPERATIONS	3,425	3,798	3,653	771	812	818	841
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,809)	(3,852)	(4,383)	(890)	(895)	(918)	(692)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0

NET INCOME	(384)	(54)	(730)	(119)	(83)	(100)	149

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,554	3,571	3,661	948	938	952	909
INTEREST - 7.0%	(1,561)	(1,493)	(1,420)	(342)	(338)	(333)	(328)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(1)	0	0	0	(1)	(1)

FUNDS FROM OPERATIONS	1,991	2,077	2,241	606	600	618	580
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,126)	(1,125)	(1,126)	(282)	(281)	(281)	(281)

NET INCOME	865	952	1,115	324	319	337	299

COUSINS SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,738	1,786	1,831	474	469	476	455
INTEREST EXPENSE	(781)	(747)	(711)	(171)	(169)	(167)	(164)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	(1)	0	0	0	0	0

FUNDS FROM OPERATIONS	956	1,038	1,120	303	300	309	291
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(575)	(575)	(144)	(144)	(144)	(144)

NET INCOME	381	463	545	159	156	165	147

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004 3rd	2004
COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	3,771	1,029	1,075	357	2,461
THE PINNACLE	9,751	2,455	2,469	841	5,765

TOTAL REVENUES LESS OPERATING EXPENSES	13,522	3,484	3,544	1,198	8,226
INTEREST EXPENSE	(7,022)	(1,741)	(1,735)	(596)	(4,072)
CAPITALIZED INTEREST	0	0	0	0	0
OTHER, NET	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(4)	(4)	(1)	(9)

FUNDS FROM OPERATIONS	6,484	1,739	1,805	601	4,145
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(6,790)	(1,867)	(1,872)	(44)	(3,783)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	89,919	89,919

NET INCOME	(306)	(128)	(67)	90,476	90,281

COUSINS SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	6,761	1,742	1,774	598	4,114
INTEREST EXPENSE	(3,511)	(871)	(868)	(298)	(2,037)
OTHER, NET	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(8)	(2)	(2)	(1)	(5)

FUNDS FROM OPERATIONS	3,242	869	904	299	2,072
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,395)	(933)	(936)	(20)	(1,889)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	45,364	45,364

NET INCOME	(153)	(64)	(32)	45,643	45,547

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,747	988	972	980	2,940
INTEREST - 7.0%	(1,341)	(323)	(316)	(310)	(949)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	0	0	(1)	(1)

FUNDS FROM OPERATIONS	2,404	665	656	669	1,990
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,125)	(281)	(282)	(281)	(844)

NET INCOME	1,279	384	374	388	1,146

COUSINS SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,874	494	448	490	1,432
INTEREST EXPENSE	(671)	(161)	(158)	(155)	(474)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	1,203	333	290	335	958
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(576)	(144)	(144)	(144)	(432)

NET INCOME	627	189	146	191	526

See Footnotes on Page 14	Page 8 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	456	558	696	131	240	179	177
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	456	558	696	131	240	179	177
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(395)	(691)	(829)	(34)	(171)	(171)	(171)

NET INCOME	61	(133)	(133)	97	69	8	6

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	228	279	350	66	120	90	89
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	228	279	350	66	120	90	89
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(198)	(346)	(415)	(17)	(85)	(86)	(86)

NET INCOME	30	(67)	(65)	49	35	4	3

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,886	2,569	(518)	128	1,097	988	1,111
INTEREST - 5.39%	(1,373)	(1,234)	(457)	(69)	(66)	(55)	(56)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(11)	0	0	0	0	0

FUNDS FROM OPERATIONS	1,511	1,324	(975)	59	1,031	933	1,055
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(553)	(588)	(727)	(292)	(557)	(546)	(621)

NET INCOME	958	736	(1,702)	(233)	474	387	434

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	24%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,048	885	(259)	64	549	494	555
INTEREST EXPENSE	(686)	(606)	(229)	(34)	(33)	(28)	(28)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	(2)	0	0	0	0	0

FUNDS FROM OPERATIONS	361	277	(488)	30	516	466	527
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(76)	(134)	(365)	(146)	(278)	(273)	(310)

NET INCOME	285	143	(853)	(116)	238	193	217

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004 3rd	2004
BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	727	146	224	176	546
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	727	146	224	176	546
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(547)	(171)	(171)	(170)	(512)

NET INCOME	180	(25)	53	6	34

COUSINS SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	365	73	112	88	273
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	365	73	112	88	273
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(274)	(86)	(86)	(85)	(257)

NET INCOME	91	(13)	26	3	16

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,324	1,078	1,114	1,119	3,311
INTEREST - 5.39%	(246)	(115)	(414)	(414)	(943)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	3,078	963	700	705	2,368
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,016)	(571)	(569)	(569)	(1,709)

NET INCOME	1,062	392	131	136	659

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,662	539	556	560	1,655
INTEREST EXPENSE	(123)	(57)	(207)	(207)	(471)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	1,539	482	349	353	1,184
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,007)	(286)	(285)	(280)	(851)

NET INCOME	532	196	64	73	333

See Footnotes on Page 14	Page 9 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	29,088	29,227	30,735	7,956	7,977	7,834	7,810
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	29,088	29,227	30,735	7,956	7,977	7,834	7,810
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,710)	(7,653)	(7,654)	(1,928)	(1,916)	(1,925)	(1,847)

NET INCOME	21,378	21,574	23,081	6,028	6,061	5,909	5,963

COUSINS SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	14,544	14,614	15,368	3,978	3,989	3,917	3,905
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	14,544	14,614	15,368	3,978	3,989	3,917	3,905
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,931)	(3,903)	(3,904)	(983)	(977)	(982)	(943)

NET INCOME	10,613	10,711	11,464	2,995	3,012	2,935	2,962

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,403	7,756	7,994	2,012	2,013	2,014	163
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,403	7,756	7,994	2,012	2,013	2,014	163
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(720)	(2,224)	(2,211)	(571)	(553)	(554)	(5,880)

NET INCOME	1,683	5,532	5,783	1,441	1,460	1,460	(5,717)

COUSINS SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,202	3,878	3,998	1,006	1,007	1,007	82
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,202	3,878	3,998	1,006	1,007	1,007	82
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(371)	(1,282)	(1,274)	(327)	(319)	(319)	(2,982)

NET INCOME	831	2,596	2,724	679	688	688	(2,900)

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004 3rd	2004
CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	31,577	7,813	7,789	7,602	23,204
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(6)	(8)	(10)	(24)

FUNDS FROM OPERATIONS	31,577	7,807	7,781	7,592	23,180
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,616)	(1,900)	(1,866)	(1,837)	(5,603)

NET INCOME	23,961	5,907	5,915	5,755	17,577

COUSINS SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,789	3,907	3,895	3,801	11,603
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	(4)	(5)	(12)

FUNDS FROM OPERATIONS	15,789	3,904	3,891	3,796	11,591
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,885)	(969)	(952)	(937)	(2,858)

NET INCOME	11,904	2,935	2,939	2,859	8,733

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,202	891	5,176	(94)	5,973
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	6,202	891	5,176	(94)	5,973
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,558)	(702)	(837)	(920)	(2,459)

NET INCOME	(1,356)	189	4,339	(1,014)	3,514

COUSINS SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,102	445	2,587	231	3,263
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	3,102	445	2,587	231	3,263
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,947)	(393)	(460)	(502)	(1,355)

NET INCOME	(845)	52	2,127	(271)	1,908

See Footnotes on Page 14	Page 10 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	1,512	6,357	1,680	1,714	1,713	1,721
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	(1)	(1)	(1)

FUNDS FROM OPERATIONS	0	1,512	6,357	1,680	1,713	1,712	1,720
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(738)	(1,949)	(451)	(487)	(488)	(488)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0

NET INCOME	0	774	4,408	1,229	1,226	1,224	1,232

COUSINS SHARE OF CPI/FSP I (2):		50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	756	3,180	840	857	857	861
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	(1)	(1)	(1)

FUNDS FROM OPERATIONS	0	756	3,180	840	856	856	860
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(382)	(1,062)	(255)	(257)	(266)	(266)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0

NET INCOME	0	374	2,118	585	599	590	594

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	1,486	10,763	21,126	5,263	5,260	5,251	5,249
INTEREST	(1,501)	(6,280)	(12,030)	(2,928)	(2,895)	(2,862)	(2,828)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(15)	4,483	9,096	2,335	2,365	2,389	2,421
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(578)	(4,715)	(5,928)	(1,505)	(1,509)	(1,511)	(1,512)

NET INCOME	(593)	(232)	3,168	830	856	878	909

COUSINS SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	762	620	1,208	302	302	302	302
INTEREST EXPENSE	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	762	620	1,208	302	302	302	302
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(25)	(8)	(8)	(8)	(8)

NET INCOME	762	620	1,183	294	294	294	294

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004 3rd	2004
CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,828	1,714	1,755	1,413	4,882
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	(1)	5	0	4

FUNDS FROM OPERATIONS	6,825	1,713	1,760	1,413	4,886
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,914)	(493)	(539)	(248)	(1,280)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	27,183	27,183

NET INCOME	4,911	1,220	1,221	28,348	30,789

COUSINS SHARE OF CPI/FSP I (2):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,415	857	901	706	2,464
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	(1)	3	0	2

FUNDS FROM OPERATIONS	3,412	856	904	706	2,466
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,044)	(268)	(291)	(132)	(691)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	12,359	12,359

NET INCOME	2,368	588	613	12,933	14,134

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,023	5,248	5,246	5,245	15,739
INTEREST	(11,513)	(2,793)	(2,758)	(2,723)	(8,274)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	9,510	2,455	2,488	2,522	7,465
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(6,037)	(1,522)	(1,530)	(1,537)	(4,589)

NET INCOME	3,473	933	958	985	2,876

COUSINS SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	1,208	302	302	302	906
INTEREST EXPENSE	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	302	302	302	906
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(8)	(8)	(8)	(24)

NET INCOME	1,176	294	294	294	882

See Footnotes on Page 14	Page 11 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
CRAWFORD LONG - CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	3,454	1,255	1,445	1,343	1,388
INTEREST - 5.9%	0	0	0	0	(424)	(820)	(818)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	3,454	1,255	1,021	523	570
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(1,530)	(606)	(648)	(620)	(633)

NET INCOME	0	0	1,924	649	373	(97)	(63)

COUSINS SHARE OF CRAWFORD LONG - CPI (2):			50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	1,728	628	723	672	694
INTEREST EXPENSE	0	0	0	0	(212)	(410)	(410)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	1,728	628	511	262	284
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(802)	(316)	(337)	(323)	(330)

NET INCOME	0	0	926	312	174	(61)	(46)

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	142	0	0	0	0	0	0
OTHER, NET	3,543	453	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(301)	(64)	0	0	0	0	0

FUNDS FROM OPERATIONS	3,384	389	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	3,384	389	0	0	0	0	0

COUSINS SHARE OF OTHER (2):
REVENUES LESS OPERATING EXPENSES	71	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0
OTHER, NET	1,896	206	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(226)	(48)	0	0	0	0	0

FUNDS FROM OPERATIONS	1,741	158	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	1,741	158	0	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004 3rd	2004
CRAWFORD LONG - CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	5,431	1,438	1,527	1,507	4,472
INTEREST - 5.9%	(2,062)	(815)	(813)	(810)	(2,438)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	3,369	623	714	697	2,034
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,507)	(632)	(638)	(659)	(1,929)

NET INCOME	862	(9)	76	38	105

COUSINS SHARE OF CRAWFORD LONG - CPI (2):	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,717	719	764	754	2,237
INTEREST EXPENSE	(1,032)	(408)	(407)	(405)	(1,220)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	1,685	311	357	349	1,017
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,306)	(329)	(332)	(343)	(1,004)

NET INCOME	379	(18)	25	6	13

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0
OTHER, NET	0	1,848	0	0	1,848
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	0	1,848	0	0	1,848
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	0	1,848	0	0	1,848

COUSINS SHARE OF OTHER (2):
REVENUES LESS OPERATING EXPENSES	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0
OTHER, NET	0	924	0	0	924
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0

FUNDS FROM OPERATIONS	0	924	0	0	924
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	0	924	0	0	924

See Footnotes on Page 14	Page 12 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th
COUSINS SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	773	1,743	1,952	544	1,055	605	995
INTEREST EXPENSE	0	0	0	0	0	0	0
OTHER, NET	(95)	(23)	(3)	(13)	(7)	(20)	(22)

FUNDS FROM OPERATIONS	678	1,720	1,949	531	1,048	585	973
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	678	1,720	1,949	531	1,048	585	973

COUSINS SHARE OF CL REALTY, LLC (2):				50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	197	259	245
OTHER, NET	0	0	0	(18)	(20)	(26)	(30)

FUNDS FROM OPERATIONS	0	0	0	(18)	177	233	215
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	0	0	0	(18)	177	233	215

COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):				50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0

[Additional columns below]

[Continued from above table, first column(s) repeated]

JOINT VENTURES	2003	2004 1st	2004 2nd	2004 3rd	2004
COUSINS SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	3,199	2,105	781	1,383	4,269
INTEREST EXPENSE	0	(20)	(37)	(39)	(96)
OTHER, NET	(62)	24	35	9	68

FUNDS FROM OPERATIONS	3,137	2,109	779	1,353	4,241
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(11)	(17)	(17)	(45)

NET INCOME	3,137	2,098	762	1,336	4,196

COUSINS SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	701	610	606	381	1,597
OTHER, NET	(94)	(62)	(42)	(52)	(156)

FUNDS FROM OPERATIONS	607	548	564	329	1,441
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	607	548	564	329	1,441

COUSINS SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	82	184	266
OTHER, NET	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	82	184	266
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0

NET INCOME	0	0	82	184	266

See Footnotes on Page 14	Page 13 of 14

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

                  FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

See Footnotes on Page 14	Page 14 of 14

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH

	Third Quarter 2004 vs			Third Quarter			Nine Months
	Second Quarter 2004			2004 vs 2003			2004 vs 2003
	Office	Retail	Total	Office	Retail	Total	Office	Retail	Total
Adjusted Rental Property Revenues (1)	-1.9%	-0.7%	-1.7%	-7.0%	1.1%	-5.7%	-5.1%	1.0%	-4.1%
Rental Property Operating Expenses	1.4%	12.4%	2.9%	-3.1%	-3.8%	-3.2%	-1.0%	-5.9%	-1.8%
Adjusted Rental Property Revenues less Operating Expenses	-3.6%	-5.3%	-4.0%	-9.0%	3.4%	-6.9%	-7.1%	4.1%	-5.2%

Cash Basis Rental Property Revenues (2)	-1.4%	-0.7%	-1.2%	-6.1%	1.2%	-5.0%	-4.9%	1.4%	-3.8%
Rental Property Operating Expenses	1.4%	12.4%	2.9%	-3.1%	-3.8%	-3.2%	-1.0%	-5.9%	-1.8%
Cash Basis Rental Property Revenues less Operating Expenses	-2.8%	-5.3%	-3.3%	-7.7%	3.5%	-5.8%	-6.7%	4.6%	-4.8%

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Third Quarter 2004 Compared to Second Quarter 2004
(in thousands, except percentages)

	Same Property
	Office			Retail			Total
	2q 2004	3q 2004	% Change	2q 2004	3q 2004	% Change	2q 2004	3q 2004	% Change
RENTAL PROPERTY REVENUES	$31,255	$28,578		$5,832	$5,781		$37,087	$34,359
Less: LEASE TERMINATION FEES	2,589	462		56	43		2,645	505
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	28,666	28,116	-1.9%	5,776	5,738	-0.7%	34,442	33,854	-1.7%
RENTAL PROPERTY OPERATING EXPENSES	9,775	9,914	1.4%	1,513	1,701	12.4%	11,288	11,615	2.9%

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$18,891	$18,202	-3.6%	$4,263	$4,037	-5.3%	$23,154	$22,239	-4.0%

ADJUSTED RENTAL PROPERTY REVENUES (1)	$28,666	$28,116		$5,776	$5,738		$34,442	$33,854
Less: STRAIGHT-LINE RENTS	117	(41)		1	1		118	(40)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(170)	(170)		0	0		(170)	(170)

CASH BASIS RENTAL PROPERTY REVENUES (2)	28,719	28,327	-1.4%	5,775	5,737	-0.7%	34,494	34,064	-1.2%
RENTAL PROPERTY OPERATING EXPENSES	9,775	9,914	1.4%	1,513	1,701	12.4%	11,288	11,615	2.9%

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$18,944	$18,413	-2.8%	$4,262	$4,036	-5.3%	$23,206	$22,449	-3.3%

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$31,255	$28,578		$5,832	$5,781		$37,087	$34,359
RENTAL PROPERTY OPERATING EXPENSES	9,775	9,914		1,513	1,701		11,288	11,615

	$21,480	$18,664		$4,319	$4,080		$25,799	$22,744

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)
DISCONTINUED OPERATIONS (4)
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)
TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Non-Same		All Properties
	2q 2004	3q 2004	2q 2004	3q 2004
RENTAL PROPERTY REVENUES	$19,536	$14,371	$56,623	$48,730
Less: LEASE TERMINATION FEES	82	7	2,727	512
INTER-COMPANY ACTIVITIES	(69)	(69)	(69)	(69)

ADJUSTED RENTAL PROPERTY REVENUES (1)	19,523	14,433	53,965	48,287
RENTAL PROPERTY OPERATING EXPENSES	5,733	4,814	17,021	16,429

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,790	$9,619	$36,944	$31,858

ADJUSTED RENTAL PROPERTY REVENUES (1)	$19,523	$14,433	$53,965	$48,287
Less: STRAIGHT-LINE RENTS	462	520	580	480
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(38)	(35)	(208)	(205)

CASH BASIS RENTAL PROPERTY REVENUES (2)	19,099	13,948	53,593	48,012
RENTAL PROPERTY OPERATING EXPENSES	5,733	4,814	17,021	16,429

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,366	$9,134	$36,572	$31,583

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$19,536	$14,371	$56,623	$48,730
RENTAL PROPERTY OPERATING EXPENSES	5,733	4,814	17,021	16,429

	$13,803	$9,557	$39,602	$32,301

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)			$18,075	$15,361
DISCONTINUED OPERATIONS (4)			5,275	4,713
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)			16,252	12,227

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES			$39,602	$32,301

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Third Quarter 2004 Compared to Third Quarter 2003
(in thousands, except percentages)

	Same Property
	Office			Retail			Total
	3q 2003	3q 2004	% Change	3q 2003	3q 2004	% Change	3q 2003	3q 2004	% Change
RENTAL PROPERTY REVENUES	$29,410	$27,795		$5,703	$5,781		$35,113	$33,576
Less: LEASE TERMINATION FEES	14	462		30	43		44	505
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	29,396	27,333	-7.0%	5,673	5,738	1.1%	35,069	33,071	-5.7%
RENTAL PROPERTY OPERATING EXPENSES	9,807	9,506	-3.1%	1,769	1,701	-3.8%	11,576	11,207	-3.2%

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$19,589	$17,827	-9.0%	$3,904	$4,037	3.4%	$23,493	$21,864	-6.9%

ADJUSTED RENTAL PROPERTY REVENUES (1)	$29,396	$27,333		$5,673	$5,738		$35,069	$33,071
Less: STRAIGHT-LINE RENTS	167	(100)		3	1		170	(99)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	0		0	0

CASH BASIS RENTAL PROPERTY REVENUES (2)	29,229	27,433	-6.1%	5,670	5,737	1.2%	34,899	33,170	-5.0%
RENTAL PROPERTY OPERATING EXPENSES	9,807	9,506	-3.1%	1,769	1,701	-3.8%	11,576	11,207	-3.2%

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$19,422	$17,927	-7.7%	$3,901	$4,036	3.5%	$23,323	$21,963	-5.8%

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$29,410	$27,795		$5,703	$5,781		$35,113	$33,576
RENTAL PROPERTY OPERATING EXPENSES	9,807	9,506		1,769	1,701		11,576	11,207

	$19,603	$18,289		$3,934	$4,080		$23,537	$22,369

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)
DISCONTINUED OPERATIONS (4)
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)
TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Non-Same		All Properties
	3q 2003	3q 2004	3q 2003	3q 2004
RENTAL PROPERTY REVENUES	$20,376	$15,154	$55,489	$48,730
Less: LEASE TERMINATION FEES	1,171	7	1,215	512
INTER-COMPANY ACTIVITIES	(111)	(69)	(111)	(69)

ADJUSTED RENTAL PROPERTY REVENUES (1)	19,316	15,216	54,385	48,287
RENTAL PROPERTY OPERATING EXPENSES	6,272	5,222	17,848	16,429

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,044	$9,994	$36,537	$31,858

ADJUSTED RENTAL PROPERTY REVENUES (1)	$19,316	$15,216	$54,385	$48,287
Less: STRAIGHT-LINE RENTS	141	579	311	480
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	(205)	0	(205)

CASH BASIS RENTAL PROPERTY REVENUES (2)	19,175	14,842	54,074	48,012
RENTAL PROPERTY OPERATING EXPENSES	6,272	5,222	17,848	16,429

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$12,903	$9,620	$36,226	$31,583

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$20,376	$15,154	$55,489	$48,730
RENTAL PROPERTY OPERATING EXPENSES	6,272	5,222	17,848	16,429

	$14,104	$9,932	$37,641	$32,301

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)			$16,202	$15,361
DISCONTINUED OPERATIONS (4)			7,036	4,713
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)			14,403	12,227

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES			$37,641	$32,301

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Nine Months 2004 Compared to Nine Months 2003
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	2003	2004	% Change	2003	2004	% Change	2003	2004	% Change	2003	2004	2003	2004
RENTAL PROPERTY REVENUES	$85,783	$85,753		$18,236	$17,560		$104,019	$103,313		$93,184	$58,753	$197,203	$162,066
Less: LEASE TERMINATION FEES	789	5,134		1,092	238		1,881	5,372		21,811	109	23,692	5,481
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0		(389)	(197)	(389)	(197)

ADJUSTED RENTAL PROPERTY REVENUES (1)	84,994	80,619	-5.1%	17,144	17,322	1.0%	102,138	97,941	-4.1%	71,762	58,841	173,900	156,782
RENTAL PROPERTY OPERATING EXPENSES	27,745	27,460	-1.0%	5,208	4,899	-5.9%	32,953	32,359	-1.8%	21,781	18,954	54,734	51,313

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$57,249	$53,159	-7.1%	$11,936	$12,423	4.1%	$69,185	$65,582	-5.2%	$49,981	$39,887	$119,166	$105,469

ADJUSTED RENTAL PROPERTY REVENUES (1)	$84,994	$80,619		$17,144	$17,322		$102,138	$97,941		$71,762	$58,841	$173,900	$156,782
Less: STRAIGHT-LINE RENTS	366	106		65	2		431	108		926	1,523	1,357	1,631
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	0	0		0	0		0	0		0	(600)	0	(600)

CASH BASIS RENTAL PROPERTY REVENUES (2)	84,628	80,513	-4.9%	17,079	17,320	1.4%	101,707	97,833	-3.8%	70,836	57,918	172,543	155,751
RENTAL PROPERTY OPERATING EXPENSES	27,745	27,460	-1.0%	5,208	4,899	-5.9%	32,953	32,359	-1.8%	21,781	18,954	54,734	51,313

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$56,883	$53,053	-6.7%	$11,871	$12,421	4.6%	$68,754	$65,474	-4.8%	$49,055	$38,964	$117,809	$104,438

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$85,783	$85,753		$18,236	$17,560		$104,019	$103,313		$93,184	$58,753	$197,203	$162,066
RENTAL PROPERTY OPERATING EXPENSES	27,745	27,460		5,208	4,899		32,953	32,359		21,781	18,954	54,734	51,313

	$58,038	$58,293		$13,028	$12,661		$71,066	$70,954		$71,403	$39,799	$142,469	$110,753

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$51,994	$53,567
DISCONTINUED OPERATIONS (4)												47,760	14,947
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												42,715	42,239

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$142,469	$110,753

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of September 30, 2004
($ in thousands)

		Leased
	Company owned	GLA (%)	Venture	Cousins’
Project	GLA	(fully executed)	Partner	Ownership %
OFFICE & MEDICAL OFFICE
Frost Bank Tower (2) (Austin, TX)	529,000	61%	N/A	100%
Inhibitex (Atlanta, GA)	51,000	100%	N/A	100%

TOTAL OFFICE & MEDICAL OFFICE	580,000

RETAIL
The Avenue Viera (Viera, FL)	286,000	72%	N/A	100%
Hanover Square South (Richmond, VA)	69,000	27%	N/A	100%
The Avenue Carriage Crossing (3) (Memphis, TN)	599,000	45%	Jim Wilson & Associates	99%

TOTAL RETAIL	954,000

Accumulated Depreciation on Partially Operational Properties	—

TOTAL PORTFOLIO	1,534,000

[Additional columns below]

[Continued from above table, first column(s) repeated]

				Actual or
		Cousins’	Cousins’	Projected Dates
	Approximate	Share of	Investment	for Completion and
Project	Total Cost	Total Costs	@ 9/30/04	Fully Operational
OFFICE & MEDICAL OFFICE
Frost Bank Tower (2) (Austin, TX)	$143,600	$143,600	$129,582	const. - 4Q-03 fully operational 4Q-06
Inhibitex (Atlanta, GA)	6,900	6,900	2,784	const. - 1Q-05 fully operational 2Q-05

TOTAL OFFICE & MEDICAL OFFICE	150,500	150,500	132,366

RETAIL
The Avenue Viera (Viera, FL)	52,600	52,600	31,985	const. - 4Q-04 fully operational 3Q-05
Hanover Square South (Richmond, VA)	12,200	12,200	7,155	const. - 1Q-05 fully operational 3Q-05
The Avenue Carriage Crossing (3) (Memphis, TN)	103,200	100,700	25,824	const. - 4Q-05 (3) fully operational 4Q-06 (3)

TOTAL RETAIL	168,000	165,500	64,964

Accumulated Depreciation on Partially Operational Properties	—	—	(1,104)

TOTAL PORTFOLIO	$318,500	$316,000	$196,226

(1)	This schedule includes all projects currently under construction from the commencement of construction until the projects become fully operational. Costs are estimated costs upon completion and achievement of fully operational status. Significant estimates are required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown are estimates and are subject to change as the projects proceed through the development process.

(2)	This property is Partially Operational for financial reporting purposes and therefore, depreciation has commenced.

(3)	The Avenue Carriage Crossing will be constructed in two phases. Phase 1 represents approximately 545,000 square feet. The completion and operational dates in the above schedule relate only to Phase 1. Phase 2 represents approximately 54,000 square feet and is anticipated to have construction completed in the fourth quarter of 2006, with fully operational status occurring fourth quarter 2007.

Note:	Certain matters herein are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	September 30,	December 31,
	2004	2003
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $130,828 in 2004 and $162,955 in 2003	$409,782	$686,788
Operating properties held for sale, net of accumulated depreciation of $7,354 in 2004	28,009	—
Land held for investment or future development	26,795	17,435
Projects under construction	196,226	152,042
Residential lots under development	21,451	22,496

Total properties	682,263	878,761
CASH AND CASH EQUIVALENTS, at cost which approximates market	269,317	13,061
RESTRICTED CASH	1,076	3,661
NOTES AND OTHER RECEIVABLES	26,483	19,847
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	179,852	184,221
OTHER ASSETS, including goodwill of $9,915 in 2004 and $15,696 in 2003	43,858	40,863

TOTAL ASSETS	$1,202,849	$1,140,414

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$303,654	$497,981
NOTES PAYABLE - HELD FOR SALE PROPERTIES	9,554	—
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	36,330	29,909
DEPOSITS AND DEFERRED INCOME	3,598	5,341

TOTAL LIABILITIES	353,136	533,231

MINORITY INTERESTS	25,216	19,346

DEFERRED GAIN	8,787	9,060

COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ INVESTMENT:
7.75% Series A cumulative redeemable preferred stock, $1 par value, $25 liquidation value; 20,000,000 shares authorized, 4,000,000 shares issued	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 52,432,610 and 51,526,647 shares issued	52,433	51,527
Additional paid-in capital	306,417	298,542
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	(4,519)	(5,803)
Cumulative undistributed net income	426,273	199,405

TOTAL STOCKHOLDERS’ INVESTMENT	815,710	578,777

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,202,849	$1,140,414

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2004

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter		Current Quarter
Property Description		Area	State	Square Feet	Interest	(6/30/04)		(9/30/04)
I.	OFFICE
	A. Commercial Office
	Bank of America Plaza	Atlanta		1,253,000	50.00%	100%		100%
	One Ninety One Peachtree Tower	Atlanta		1,215,000	9.80%	96%		96%
	Inforum	Atlanta		983,000	100.00%	85%		85%
	3200 Windy Hill Road	Atlanta		698,000	50.00%	100%		94%
	2300 Windy Ridge Parkway	Atlanta		635,000	50.00%	86%		86%
	1155 Perimeter Center West	Atlanta		365,000	50.00%	59%		59%
	One Georgia Center	Atlanta		347,000	88.50%	48%		41%
	Ten Peachtree Place	Atlanta		259,000	50.00%	100%		100%
	3100 Windy Hill Road	Atlanta		188,000	100.00%	100%		100%
	555 North Point Center East	Atlanta		152,000	100.00%	84%		80%
	615 Peachtree Street	Atlanta		138,000	100.00%	56%		57%
	200 North Point Center East	Atlanta		130,000	100.00%	43%		43%
	333 North Point Center East	Atlanta		129,000	100.00%	69%		71%
	100 North Point Center East	Atlanta		128,000	100.00%	81%		81%
	Galleria 75	Atlanta		114,000	100.00%	83%		84%
	3301 Windy Ridge Parkway	Atlanta		107,000	100.00%	100%		100%

			Georgia	6,841,000		83%		82%

	Gateway Village	Charlotte		1,065,000	50.00%	100%		100%
	Wachovia Tower	Greensboro		324,000	11.50%	68%		66%

			North Carolina	1,389,000		98%		98%

	Frost Bank Tower	Austin		529,000	100.00%	61	%(b)	61	%(b)
	The Points at Waterview	Dallas		203,000	100.00%	95%		96%

			Texas	732,000		95%		96%

	Lakeshore Park Plaza (a)	Birmingham		190,000	100.00%	92%		92%
	Grandview II	Birmingham		149,000	11.50%	100%		100%
	600 University Park Place (a)	Birmingham		123,000	100.00%	99%		100%

			Alabama	462,000		95%		95%

	John Marshall-II	Washington, D.C.		224,000	50.00%	100%		100%

	Total Commercial Office			9,648,000		86	%(c)	85	%(c)

	B. Medical Office
	Emory Crawford Long Medical Office Tower	Atlanta		358,000	50.00%	97%		98%
	Northside/Alpharetta II	Atlanta		198,000	100.00%	82%		82%
	Meridian Mark Plaza	Atlanta		160,000	100.00%	100%		100%
	Northside/Alpharetta I	Atlanta		103,000	100.00%	92%		92%
	AtheroGenics	Atlanta		51,000	100.00%	100%		100%
	Inhibitex	Atlanta		51,000	100.00%	100	%(b)	100	%(b)

			Georgia	921,000		93%		93%

	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%		100%

	Total Medical Office			990,000		93	%(c)	93	%(c)

	TOTAL OFFICE			10,638,000		87	%(c)	86	%(c)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2004

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter		Current Quarter
Property Description		Area	State	Square Feet	Interest	(6/30/04)		(9/30/04)
II.	RETAIL
	North Point MarketCenter	Atlanta		401,000	11.50%	100%		100%
	The Avenue East Cobb	Atlanta		230,000	100.00%	99%		98%
	The Avenue West Cobb	Atlanta		205,000	100.00%	96%		96%
	The Avenue Peachtree City	Atlanta		182,000	88.50%	98	%(d)	99	%(d)
	Mansell Crossing Phase II	Atlanta		103,000	11.50%	100%		100%

			Georgia	1,121,000		98%		98%

	The Avenue of the Peninsula	Rolling Hills Estates		374,000	100.00%	82%		84%
	Los Altos MarketCenter	Long Beach		157,000	11.50%	100%		100%

			California	531,000		83%		84%

	Greenbrier MarketCenter	Chesapeake		376,000	11.50%	100%		100%
	Hanover Square South	Richmond		69,000	100.00%	27	%(b)	27	%(b)

			Virginia	445,000		100%		100%

	The Avenue Viera	Viera		286,000	100.00%	58	%(b)	72	%(b)
	The Shops at World Golf Village	St. Augustine		80,000	50.00%	74%		72%

			Florida	366,000		74%		72%

	The Avenue Carriage Crossing	Memphis	Tennessee	599,000	99.00%	33	%(b)	45	%(b)

	The Shops of Lake Tuscaloosa	Tuscaloosa	Alabama	62,000	100.00%	90%		90%

	TOTAL RETAIL			3,124,000 (e)		92	%(c)	92	%(c)

	TOTAL PORTFOLIO			13,762,000		88	%(c)	87	%(c)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2004

				Percent Leased
		Company Share of	Weighted Average	(Fully Executed)
	Rentable	Rentable	Ownership	Prior Quarter	Current Quarter
	Square Feet	Square Feet	%	(6/30/04)	(9/30/04)
SUMMARY BY TYPE
Commercial Office	9,648,000	5,844,000	67%	86%	85%
Medical Office	990,000	750,000	9%	93%	93%

Subtotal	10,638,000	6,594,000	76%	87%	86%
Retail	3,124,000	2,139,000	24%	92%	92%

TOTAL	13,762,000	8,733,000	100%	88%	87	%(c)

SUMMARY BY STATE
Georgia	8,883,000	5,496,000	63%	86%	85%
North Carolina	1,458,000	578,000	7%	98%	98%
Texas	732,000	732,000	8%	95%	96%
Tennessee	599,000	593,000	7%	33%	45%
California	531,000	392,000	5%	83%	84%
Alabama	524,000	392,000	4%	94%	94%
Virginia	445,000	112,000	1%	100%	100%
Florida	366,000	326,000	4%	74%	72%
Washington, D.C.	224,000	112,000	1%	100%	100%

	13,762,000	8,733,000	100%	88%	87	%(c)

(a)	This project is owned through a joint venture with a third party, and a portion of the upside is shared with the other venturer.

(b)	Under construction and/or in lease-up.

(c)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up and One Ninety One Peachtree Tower.

(d)	This property is subject to a contractual participation in which a portion of the upside is shared with a third party. Also, an expansion of 13,000 square feet is currently under construction and lease-up. The expansion space is included in rentable square feet for the property, but excluded from percent leased calculations.

(e)	The Company has a 10% interest in Deerfield Towne Center, a 371,000 square foot retail project that is currently under construction in Deerfield, Ohio. The Company has no capital invested in the project, but is entitled to receive 10% of the operating income and 10% of any residuals upon sale.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of September 30, 2004

		Percentage of Total Portfolio at the	Average Remaining
	Tenant (1)	Company’s Share (2)	Lease Term (Years)
1.	Bank of America	11.1%	10.11
2.	IBM	6.1%	2.4
3.	BellSouth	3.9%	5.0
4.	Northside Hospital	2.5%	9.3
5.	Georgia Lottery Corporation	1.8%	8.8
6.	AGL Services Company	1.6%	8.5
7.	Troutman Sanders LLP	1.6%	2.7
8.	Booz-Allen Hamilton	1.6%	6.3
9.	Infinity Insurance Company	1.6%	0.3
10.	Internap Network Services	1.6%	15.6
11.	Mirant Corporation	1.5%	2.3
12.	Indus International, Inc.	1.5%	7.5
13.	Ernst & Young U.S. LLP	1.5%	2.6
14.	Bombardier Aerospace Corporation	1.4%	8.4
15.	Norfolk & Southern	1.1%	0.1
16.	Emory University	1.1%	12.4
17.	The Gap Inc.	0.9%	2.4
18.	General Electric Company	0.9%	9.5
19.	Turner Broadcasting System, Inc.	0.8%	1.7
20.	Sapient Corporation	0.8%	4.7
21.	Paul Hastings	0.8%	8.1
22.	Regal Cinemas, Inc.	0.8%	10.6
23.	KIDS II, Inc.	0.7%	11.0
24.	AtheroGenics	0.7%	4.4
25.	Hunton & Williams LLP	0.7%	4.4

	Total leased square feet of Top 25 Largest Tenants	48.6%	6.7

(1)	In some cases, the actual tenant may be an affiliate of the company shown.

(2)	Percentages are based on square footage amounts of completed projects only. One Ninety One Peachtree Tower is excluded, as it is less than 10% owned by the Company.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1) and Residential Communities (2))
As of September 30, 2004

				Company’s
		Developable	Joint Venture	Ownership
Description and Location	Zoned Use	Land Area (3)	Partner	Interest
Wildwood Office Park		68	N/A	100%
Suburban Atlanta, GA	Office and Commercial	32	IBM	50%
North Point Land (4) Suburban Atlanta, GA	Office and Commercial-East Side	13	N/A	100%
(Georgia Highway 400 & Haynes Bridge Road)	Mixed Use-West Side	129	N/A	100%
50 Biscayne Boulevard Miami, FL	Mixed Use	1	N/A	100%
Salem Road Station Suburban Atlanta, GA	Retail Outparcel	2	N/A	100%
The Avenue West Cobb Suburban Atlanta, GA	Commercial	8	N/A	100%
The Shops of Lake Tuscaloosa Tuscaloosa, AL	Retail Outparcel	1	N/A	100%
Hanover Square Richmond, VA	Retail Outparcels	5	N/A	100%
Austin Research Park			CommonWealth Pacific
Austin, TX	Commercial	6	LLC and CalPERS	50%
905 Juniper Atlanta, GA	Residential	1	Gellerstedt (5)	90%
Temco Associates		See Notes	Temple-Inland
Suburban Atlanta, GA	Residential and Commercial	(2) and (6)	Inc. (5)	50%

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1) and Residential Communities (2))
As of September 30, 2004

(1)	The following properties include adjacent building pads, the basis of which are included in the basis of each of these operating properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership
	Interest	Square Footage
Ten Peachtree Place	50%	400,000
One Georgia Center	100%	300,000
The Points at Waterview	100%	60,000

(2)	Certain residential communities have adjacent land either owned or under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. See the Inventory of Residential Lots Under Development schedule for a detail of such land.

(3)	In acres, based upon management’s current estimates.

(4)	The North Point property is located both east and west of Georgia Highway 400. The land located east of Georgia Highway 400 surrounds North Point Mall, a 1.3 million square foot regional mall on a 100-acre site which the Company sold in 1988. Development had been mainly concentrated on the land located east of Georgia Highway 400, until July 1998 when the Company commenced construction of the first building, AtheroGenics, on the west side. The land on the west side has been rezoned to mixed use to include residential as well as office and commercial. The Company sold approximately 40 and 42 acres of land on the west side in the nine months ended September 30, 2004 and the year ended December 31, 2003, respectively. The Company also transferred approximately 5 acres of land to Projects Under Construction during the nine months ended September 30, 2004.

(5)	Joint venture partner is an affiliate of the entity shown.

(6)	Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 6,900 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025. The options may be exercised in whole or in part over the option period, and the option price of the fee simple land was $1,173 per acre at January 1, 2004, escalating at 6% on January 1 of each succeeding year during the term of the option. The following is a detail of acreage activity:

	Nine Months Ended	Year Ended December 31,
	9/30/2004	2003	2002	2001
Acres purchased and simultaneously sold	161	97	607	359
Acres purchased and held under option for third parties	—	—	78	128
Acres held under option or for sale or future development subsequently sold	149	10	—	—
Acres purchased by Temco for residential developments	—	21	910	—
Acres purchased for sale or future development	—	149	—	—

Total option acres exercised	310	277	1,595	487

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2004

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Additional
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Land
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	(acres) (2)
Cousins Real Estate Corporation (100% owned)
The Lakes at Cedar Grove	2001	10	906	141	14	89	405	501	88
Fulton County Suburban Atlanta, GA
Longleaf at Callaway (3)	2002	5	138	17	10	26	45	93	0
Harris County Pine Mountain, GA
River’s Call	2000	10	107	41	6	24	49	58	0
East Cobb County Suburban Atlanta, GA

Total 100% owned			1,151	199	30	139	499	652	88

Temco Associates (50% owned) (4)
Bentwater	1999	10	1,650	82	37	160	1,350	300	1
Paulding County Suburban Atlanta, GA
The Georgian (75% owned)	2003	9	1,386	241	3	113	126	1,260	0
Paulding County Suburban Atlanta, GA
Seven Hills at Bentwater	2003	8	996	16	41	70	70	926	1,089
Paulding County Suburban Atlanta, GA
Happy Valley (50% owned)	2004	5	399	0	0	0	0	399	0
Paulding County Suburban Atlanta, GA
Paul Harris Estates	2004	3	27	0	0	0	0	27	0
Paulding County Suburban Atlanta, GA

Total Temco			4,458	339	81	343	1,546	2,912	1,090

CL Realty, LLC (50% owned) (4)
Long Meadow Farms (37.5% owned)	2003	10	2,711	0	8	8	8	2,703	134
Fort Bend County Houston, TX
Summer Creek Ranch	2003	10	2,445	163	63	272	400	2,045	374
Tarrant County Fort Worth, TX
Bar C Ranch	2004	8	1,180	0	0	0	0	1,180	0
Tarrant County Forth Worth, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2004

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Additional
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Land
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	(acres) (2)
CL Realty, LLC, continued
Summer Lakes	2003	5	1,160	0	0	0	0	1,160	50
Fort Bend County Rosenberg, TX
Stonebridge (10% owned)	2003	4	619	115	0	63	63	556	0
Coweta County Newnan, GA
McKinney Village Park (60% owned)	2003	4	564	0	81	81	81	483	8
Collin County McKinney, TX
Manatee River Plantation	2003	5	460	0	0	0	0	460	0
Manatee County Tampa, FL
Stillwater Canyon	2003	4	336	56	13	49	71	265	0
Dallas County DeSota, TX
Creekside Oaks	2003	6	305	37	0	40	40	265	0
Manatee County Bradenton, FL
Hidden Lakes	2003	2	89	1	0	5	46	43	0
Tarrant County Keller, TX
Gardinier Estates	2004	5	86	0	0	0	0	86	0
Hillsborough County Tampa, FL

Total CL Realty			9,955	372	165	518	709	9,246	566

Total			15,564	910	276	1,000	2,754	12,810	1,744

Company Share of Total			6,846	473	134	508	1,564	5,282	873

Company Weighted Average Ownership			44%	52%	49%	51%	57%	41%	50%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	This estimate represents the acreage on both owned land and land under option that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development.

(3)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of September 30, 2004, 15 houses have been sold.

(4)	CREC owns 50% of both Temco Associates and CL Realty, LLC (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for a description of Temco Associates and CL Realty.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2004

OFFICE

As of September 30, 2004, the Company’s office portfolio included 22 commercial office buildings, excluding all buildings currently under construction and/or in lease-up and One Ninety One Peachtree Tower, as it is less than 10% owned by the Company. The weighted average remaining lease term of these office buildings was approximately seven years as of September 30, 2004. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2004	2005	2006	2007	2008	2009
Consolidated:
Square Feet Expiring (1)	54,344	275,504	398,085	117,730	149,425	445,877
% of Leased Space	3%	13%	18%	5%	7%	21%
Annual Contractual Rent (000’s) (3)	$972	$4,456	$6,193	$2,158	$2,379	$6,653
Annual Contractual Rent/Sq. Ft. (3)	$17.89	$16.17	$15.56	$18.33	$15.92	$14.92
Joint Venture:
Square Feet Expiring (1)	129,617	438,122	255,322	691,716	213,486	232,101
% of Leased Space	3%	9%	5%	15%	5%	5%
Annual Contractual Rent (000’s) (3)	$1,212	$7,211	$7,703	$14,744	$3,492	$4,150
Annual Contractual Rent/Sq. Ft. (3)	$9.35	$16.46	$30.17	$21.32	$16.36	$17.88
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	149,100	458,493	523,050	467,543	246,866	556,584
% of Leased Space	3%	10%	12%	11%	6%	13%
Annual Contractual Rent (000’s) (3)	$1,840	$7,429	$9,984	$9,572	$3,951	$8,611
Annual Contractual Rent/Sq. Ft. (3)	$12.34	$16.20	$19.09	$20.47	$16.00	$15.47

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2013
				&
	2010	2011	2012	Thereafter	Total
Consolidated:
Square Feet Expiring (1)	96,218	69,998	130,724	428,267	2,166,172 (2)
% of Leased Space	4%	3%	6%	20%	100%
Annual Contractual Rent (000’s) (3)	$1,597	$1,019	$2,190	$8,574	$36,191
Annual Contractual Rent/Sq. Ft. (3)	$16.59	$14.56	$16.76	$20.02	$16.71
Joint Venture:
Square Feet Expiring (1)	106,000	225,924	755,761	1,670,495	4,718,544 (4)
% of Leased Space	2%	5%	16%	35%	100%
Annual Contractual Rent (000’s) (3)	$1,909	$4,663	$19,485	$30,427	$94,996
Annual Contractual Rent/Sq. Ft. (3)	$18.01	$20.64	$25.78	$18.21	$20.13
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	108,408	182,960	507,621	1,239,405	4,440,030
% of Leased Space	2%	4%	11%	28%	100%
Annual Contractual Rent (000’s) (3)	$1,816	$3,350	$11,933	$23,356	$81,842
Annual Contractual Rent/Sq. Ft. (3)	$16.75	$18.31	$23.51	$18.84	$18.43

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Rentable square feet leased as of September 30, 2004 out of approximately 2,585,000 total rentable square feet.

(3)	Annual Contractual Rent is the estimated rental rate in the year of expiration, excluding the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown.

(4)	Rentable square feet leased as of September 30, 2004 out of approximately 5,315,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2004

MEDICAL OFFICE

As of September 30, 2004, the Company’s medical office portfolio included six medical office buildings, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these medical office properties was approximately eight years as of September 30, 2004. The medical office properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2004	2005	2006	2007	2008	2009
Consolidated:
Square Feet Expiring	15,031	30,025	15,272	29,830	41,075	138,775
% of Leased Space	3%	6%	3%	6%	9%	30%
Annual Contractual Rent (000’s) (2)	$353	$535	$260	$637	$900	$2,830
Annual Contractual Rent/Sq. Ft. (2)	$23.51	$17.82	$17.03	$21.34	$21.91	$20.39
Joint Venture:
Square Feet Expiring	—	3,445	—	68,996	1,178	35,041
% of Leased Space	0%	1%	0%	16%	0%	8%
Annual Contractual Rent (000’s) (2)	$—	$56	$—	$1,263	$24	$767
Annual Contractual Rent/Sq. Ft. (2)	$—	$16.40	$—	$18.31	$20.01	$21.88
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	15,031	30,421	15,272	54,797	41,664	156,296
% of Leased Space	2%	5%	2%	8%	6%	24%
Annual Contractual Rent (000’s) (2)	$353	$541	$260	$1,109	$912	$3,213
Annual Contractual Rent/Sq. Ft. (2)	$23.51	$17.80	$17.03	$20.24	$21.88	$20.56

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2013
				&
	2010	2011	2012	Thereafter	Total
Consolidated:
Square Feet Expiring	18,397	30,354	5,801	144,975	469,535 (1)
% of Leased Space	4%	6%	1%	32%	100%
Annual Contractual Rent (000’s) (2)	$351	$810	$130	$3,368	$10,174
Annual Contractual Rent/Sq. Ft. (2)	$19.07	$26.68	$22.39	$23.23	$21.67
Joint Venture:
Square Feet Expiring	7,175	14,735	82,677	207,336	420,583 (3)
% of Leased Space	2%	4%	20%	49%	100%
Annual Contractual Rent (000’s) (2)	$155	$359	$1,708	$5,028	$9,360
Annual Contractual Rent/Sq. Ft. (2)	$21.59	$24.37	$20.66	$24.25	$22.25
Total(including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	21,985	37,722	31,546	248,643	653,377
% of Leased Space	3%	6%	5%	39%	100%
Annual Contractual Rent (000’s) (2)	$428	$989	$686	$5,882	$14,373
Annual Contractual Rent/Sq. Ft. (2)	$19.48	$26.23	$21.76	$23.66	$22.00

(1)	Rentable square feet leased as of September 30, 2004 out of approximately 512,000 total rentable square feet.

(2)	Annual Contractual Rent is the estimated rental rate in the year of expiration, excluding the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown.

(3)	Rentable square feet leased as of September 30, 2004 out of approximately 427,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2004

RETAIL

As of September 30, 2004, the Company’s retail portfolio included ten retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately eight years as of September 30, 2004. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Retail	2004	2005	2006	2007	2008	2009
Consolidated:
Square Feet Expiring	20,467	43,474	65,007	15,868	11,796	34,302
% of Leased Space	3%	5%	8%	2%	1%	4%
Annual Contractual Rent (000’s) (2)	$315	$1,259	$1,595	$191	$349	$982
Annual Contractual Rent/Sq. Ft. (2)	$15.41	$28.96	$24.54	$12.02	$29.56	$28.64
Joint Venture:
Square Feet Expiring	21,694	50,695	162,790	79,004	55,721	42,829
% of Leased Space	2%	4%	13%	6%	4%	3%
Annual Contractual Rent (000’s) (2)	$472	$722	$2,167	$1,688	$1,106	$659
Annual Contractual Rent/Sq. Ft. (2)	$21.75	$14.25	$13.31	$21.37	$19.84	$15.39
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	23,537	50,844	103,957	49,255	52,855	45,594
% of Leased Space	2%	5%	10%	5%	5%	4%
Annual Contractual Rent (000’s) (2)	$384	$1,378	$2,325	$954	$1,176	$1,224
Annual Contractual Rent/Sq. Ft. (2)	$16.32	$27.09	$22.36	$19.38	$22.25	$26.85

[Additional columns below]

[Continued from above table, first column(s) repeated]

				2013
				&
Retail	2010	2011	2012	Thereafter	Total
Consolidated:
Square Feet Expiring	127,143	35,461	18,004	419,927	791,449 (1)
% of Leased Space	16%	4%	2%	55%	100%
Annual Contractual Rent (000’s) (2)	$3,139	$634	$564	$9,045	$18,073
Annual Contractual Rent/Sq. Ft. (2)	$24.69	$17.89	$31.35	$21.54	$22.84
Joint Venture:
Square Feet Expiring	103,151	141,969	235,511	365,860	1,259,224 (3)
% of Leased Space	8%	11%	19%	30%	100%
Annual Contractual Rent (000’s) (2)	$1,186	$2,203	$3,735	$6,193	$20,131
Annual Contractual Rent/Sq. Ft. (2)	$11.50	$15.52	$15.86	$16.93	$15.99
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	141,794	59,815	77,382	481,498	1,086,531
% of Leased Space	13%	6%	7%	43%	100%
Annual Contractual Rent (000’s) (2)	$3,325	$1,123	$1,730	$10,151	$23,770
Annual Contractual Rent/Sq. Ft. (2)	$23.45	$18.77	$22.36	$21.08	$21.88

(1)	Gross leasable area leased as of September 30, 2004 out of approximately 871,000 total gross leasable area.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of September 30, 2004 out of approximately 1,286,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES (1)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(In thousands, except square footage)

	Discontinued Operations
	Retail	Office	Office
				Total
	Rocky			Discontinued
	Creek	55 Second Street	101 Second Street	Operations
Square Footage
Total square footage	—	379,000	387,000	766,000
Company share of square footage	—	379,000	387,000	766,000

Value Creation & GAAP Gain:
Sales Price	$650	$146,400	$140,600	$287,650
Adjustment to sales price (3)
Cost of property and closing costs	(147)	(125,583)	(95,714)	(221,444)
Recognition of deferred gain (4)	—	—	—	—
Minority Interest	—	(7,506)	(10,720)	(18,226)

Value Creation	503	13,311	34,166	47,980
Recognition of deferred gain (4) (5)	—	—	—	—
Straight-line rent receivable	—	(74)	(3,438)	(3,512)
Accumulated depreciation	145	8,395	14,931	23,471
Provision for income taxes	—	—	—	—

Gain on Sale of Investment Properties, Net (6)	$648	$21,632	$45,659	$67,939

Estimated Tax Gain:
Sales Price	$650	$146,400	$140,600	287,650
Adjustment to sales price (3)
Cost of property and closing costs	(35)	(106,991)	(96,064)	(203,090)
Accumulated depreciation & amortization of leasing costs	—	8,256	19,340	27,596
Additional capitalized interest write-off at NBV	—	(7,854)	(3,787)	(11,641)
Built-in Gain (CPI)	—	—	—	—
Minority interest	—	(7,506)	(10,428)	(17,934)

Cousins Properties (REIT) Tax Gain	$615	$32,305	$49,661	$82,581

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Continuing Operations (2)
	Office	Office
		101	Undepreciated		Total
	333 John Carlyle/	Independence	Investment		Continuing
	1900 Duke Street	Center	Properties	Other	Operations
Square Footage
Total square footage	250,000	526,000	—	—	776,000
Company share of square footage	250,000	526,000	—	—	776,000

Value Creation & GAAP Gain:
Sales Price	$80,000	$100,000	$12,232	$—	$192,232
Adjustment to sales price (3)					—
Cost of property and closing costs	(53,928)	(85,588)	(5,513)	—	(145,029)
Recognition of deferred gain (4)	—	—	—	—	—
Minority Interest	—	—	—	—	—

Value Creation	26,072	14,412	6,719	—	47,203
Recognition of deferred gain (4) (5)	—	—	5,351	273	5,624
Straight-line rent receivable	(154)	(1,916)	—	—	(2,070)
Accumulated depreciation	8,610	23,317	—	—	31,927
Provision for income taxes	—	—	—	611	611

Gain on Sale of Investment Properties, Net (6)	$34,528	$35,813	$12,070	$884	$83,295

Estimated Tax Gain:
Sales Price	$80,000	$100,000	$12,232	$—	$192,232
Adjustment to sales price (3)					—
Cost of property and closing costs	(53,906)	(72,730)	(5,634)	—	(132,270)
Accumulated depreciation & amortization of leasing costs	8,781	11,885	—	—	20,666
Additional capitalized interest write-off at NBV	—	—	—	—	—
Built-in Gain (CPI)	—	—	—	—	—
Minority interest	—	—	—	—	—

Cousins Properties (REIT) Tax Gain	$34,875	$39,155	$6,598	$—	$80,628

COUSINS PROPERTIES INCORPORATED
SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES (1)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(In thousands, except square footage)

	Unconsolidated Joint Ventures
	Office	Office	Office
	2500 Wildwood	Two Live Oak	Austin	Total
	4100/4300 Wildwood	&	Research	Unconsolidated
	4200 Wildwood	The Pinnacle	Park	Joint Ventures
Square Footage
Total square footage	825,000	702,000	358,000	1,885,000
Company share of square footage	412,500	351,000	179,000	942,500

Value Creation & GAAP Gain:
Sales Price	$86,250	$100,000	$39,350	$225,600
Adjustment to sales price (3)	(5,791)			(5,791)
Cost of property and closing costs	(54,485)	(74,330)	(30,177)	(158,992)
Recognition of deferred gain (4)	5,353	—	—	5,353
Minority Interest	—	—	—	—

Value Creation	31,327	25,670	9,173	66,170
Recognition of deferred gain (4) (5)	—	—	—	—
Straight-line rent receivable	(2,076)	(346)	—	(2,422)
Accumulated depreciation	17,679	20,040	3,186	40,905
Provision for income taxes	—	—	—	—

Gain on Sale of Investment Properties, Net (6)	$46,930	$45,364	$12,359	$104,653

Estimated Tax Gain:
Sales Price	$86,250	$100,000	$39,350	$225,600
Adjustment to sales price (3)	(5,791)	—	—	(5,791)
Cost of property and closing costs	(45,775)	(72,958)	(30,101)	(148,834)
Accumulated depreciation & amortization of leasing costs	19,448	18,351	4,906	42,704
Additional capitalized interest write-off at NBV	—	—	(811)	(811)
Built-in Gain (CPI)	6,455	—	—	6,455
Minority interest	—	—	—	—

Cousins Properties (REIT) Tax Gain	$60,587	$45,393	$13,344	$119,323

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total	Total
	Discontinued	Continuing
	Operations	Operations	Total
Square Footage
Total square footage	766,000	776,000	3,427,000
Company share of square footage	766,000	776,000	2,484,500

Value Creation & GAAP Gain:
Sales Price	$287,650	$192,232	$705,482
Adjustment to sales price (3)	—	—	(5,791)
Cost of property and closing costs	(221,444)	(145,029)	(525,465)
Recognition of deferred gain (4)	—	—	5,353
Minority Interest	(18,226)	—	(18,226)

Value Creation	47,980	47,203	161,353
Recognition of deferred gain (4) (5)	—	5,624	5,624
Straight-line rent receivable	(3,512)	(2,070)	(8,004)
Accumulated depreciation	23,471	31,927	96,303
Provision for income taxes	—	611	611

Gain on Sale of Investment Properties, Net (6)	$67,939	$83,295	$255,887

Estimated Tax Gain:
Sales Price	$287,650	$192,232	$705,482
Adjustment to sales price (3)	—	—	(5,791)
Cost of property and closing costs	(203,090)	(132,270)	(484,194)
Accumulated depreciation & amortization of leasing costs	27,596	20,666	90,966
Additional capitalized interest write-off at NBV	(11,641)	—	(12,452)
Built-in Gain (CPI)	—	—	6,455
Minority interest	(17,934)	—	(17,934)

Cousins Properties (REIT) Tax Gain	$82,581	$80,628	$282,532

(1)	Includes Cousins’ share of gains on sales of investment properties from unconsolidated joint ventures.

(2)	Continuing operations includes sold properties for which the Company retained management.

(3)	Adjustment to sales price represents pre-payment penalties on notes payable that were paid by the buyer at closing.

(4)	Deferred gain includes $10.7 million gain on sale of Wildwood land associated with Wildwood office properties. This land was originally contributed upon formation of Wildwood Associates. One half of this gain was attributable to land and is included in gain on sale of undepreciated investment properties.

(5)	Recognition of deferred gain of $273 on contribution of properties to CP Venture entities in 1998, for financial reporting purposes only. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

(6)	See page 5 of the Net Income and Funds From Operations - Supplemental Detail schedule included in the Quarterly Information Package. Total for Unconsolidated Joint Ventures differs by the deferred gain recognized on the Wildwood Associates sales. This amount is recorded in Gain on Sale of Investment Properties in the Consolidated Statements of Income.

Cousins Properties Incorporated
Summary of 2004 Office Asset Sales (1)
As of November 1, 2004

		Rental Property Revenues less Operating Expenses (2)						Adjustments
											Contract	Trailing NOI/
	Ownership	Quarter 2	Quarter 3	Quarter 4	Quarter 1	Quarter 2	Quarter 3	Termination	Straight	Trailing	Sales	Contract
Properties	Percentage	2003	2003	2003	2004	2004	2004	Fees	Line	NOI (3)	Price	Sales Price
333 John Carlyle/1900 Duke Street	100%	$2,223	$1,517	$1,566	$1,598	$—	$—	$611	$143	$6,150	$80,000	7.69%
101 Independence Center	100%	—	2,280	2,267	2,275	2,351	—	—	(36)	9,209	100,000	9.21%
The Pinnacle and Two Live Oak Center	50%	—	1,697	1,716	1,742	1,772	—	63	(65)	6,929	100,000	6.93%
Austin Research Park	50%	—	857	861	857	878	—	—	—	3,453	39,350	8.78%
2500 Windy Ridge Parkway	50%	—	579	571	535	592	—	62	231	1,984	29,000	6.84%
4100/4300 Wildwood Parkway	50%	—	483	481	480	482	—	—	—	1,926	25,375	7.59%
4200 Wildwood Parkway	50%	—	597	598	597	597	—	—	170	2,219	31,875	6.96%
101 Second Street	100%	—	3,585	2,337	2,320	2,322	—	1,159	82	9,323	140,600	6.63%
55 Second Street	100%	—	1,558	1,626	1,652	1,950	—	—	67	6,719	146,400	4.59%
2300 Windy Ridge Parkway	50%	—	—	1,079	1,099	1,127	1,134	—	(29)	4,468	52,000	8.59%
3200 Windy Hill Road	50%	—	—	2,239	1,285	1,424	1,470	1,056	496	4,866	62,500	7.79%
Wildwood Ground leases	50%	—	—	159	163	169	161	—	22	630	9,250	6.81%
John Marshall-II	50%	—	—	455	494	447	490	—	48	1,838	29,625	6.20%
Northside/Alpharetta I and II	100%	—	—	908	965	1,003	1,068	44	9	3,891	41,400	9.40%

		$2,223	$13,153	$16,863	$16,062	$15,114	$4,323	$2,995	$1,138	$63,605	$887,375	7.17%

(1)	Amounts above reflect the Company’s share of operations, adjustments and sales prices.

(2)	See definition contained in Discussion of Non-GAAP Financial Measures. See reconciliations to Net Income contained in the Net Income and Funds From Operations Supplemental Detail schedule.

(3)	Trailing NOI is calculated as Rental Property Revenues less Operating Expenses adjusted for termination fees and straight line rental revenue for the four quarters immediately preceeding the asset sale.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003
(A) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES PER CASH FLOWS
FROM INVESTING ACTIVITIES	215,958	140,346	88,127	22,498	20,493	25,856	40,911	109,758
ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET	(50,784)	(74,539)	(58,504)	(18,061)	(16,490)	(21,514)	(30,366)	(86,431)
ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT	(3,376)	(18,288)	(2,899)	(21)	(23)	(7)	(2,691)	(2,742)
ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT	(6,688)	(13,964)	(12,000)	(1,881)	(2,681)	(4,317)	(2,185)	(11,064)
PROPERTY ACQUISITIONS	(61,200)	0	0	0	0	0	0	0
1ST GENERATION TI & LEASING FEES	(89,849)	(22,080)	(4,722)	(201)	(326)	2,058	(2,549)	(1,018)
FURNITURE & FIXTURES	(688)	(6,916)	(2,002)	(377)	(508)	(312)	(313)	(1,510)

CONSOLIDATED SECOND GENERATION RELATED COSTS	3,373	4,559	8,000	1,957	465	1,764	2,807	6,993
SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	1,437	1,514	4,988	2,401	1,451	560	3,102	7,514

2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	4,810	6,073	12,988	4,358	1,916	2,324	5,909	14,507

TOTAL BY TYPE:
SECOND GENERATION LEASING RELATED COSTS	3,876	3,582	11,804	4,287	1,762	2,328	4,970	13,347
SECOND GENERATION BUILDING IMPROVEMENTS	934	2,491	1,184	71	154	(4)	939	1,160

	4,810	6,073	12,988	4,358	1,916	2,324	5,909	14,507

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	3,239	3,292	11,348	3,873	1,728	1,978	4,778	12,357
SECOND GENERATION BUILDING IMPROVEMENTS	907	2,484	888	22	116	(18)	818	938

	4,146	5,776	12,236	3,895	1,844	1,960	5,596	13,295

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	637	290	456	414	35	351	192	992
SECOND GENERATION BUILDING IMPROVEMENTS	27	7	296	49	37	13	121	220

	664	297	752	463	72	364	313	1,212

	4,810	6,073	12,988	4,358	1,916	2,324	5,909	14,507

(B) ADJUSTED DEBT:
CONSOLIDATED DEBT	485,085	585,275	669,792	686,011	524,883	478,134	497,981	497,981
SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	256,292	275,913	265,854	263,329	288,265	288,761	285,657	285,657

TOTAL DEBT INCLUDING SHARE OF JV’S	741,377	861,188	935,646	949,340	813,148	766,895	783,638	783,638
SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT (1)	(70,309)	(94,685)	(90,766)	(89,746)	(88,711)	(87,658)	(86,588)	(86,588)

ADJUSTED DEBT	671,068	766,503	844,880	859,595	724,437	679,237	697,050	697,050

RECOURSE DEBT	174,522	154,018	160,443	178,239	18,842	20,783	20,697	20,697
NON-RECOURSE DEBT	496,546	612,485	684,437	681,356	705,595	658,454	676,353	676,353

ADJUSTED DEBT	671,068	766,503	844,880	859,595	724,437	679,237	697,050	697,050

[Additional columns below]

[Continued from above table, first column(s) repeated]

RECONCILIATIONS	2004 1st	2004 2nd	2004 3rd	2004
(A) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES
PER CASH FLOWS FROM INVESTING ACTIVITIES	39,518	56,434	46,965	142,917
ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET	(22,687)	(38,946)	(25,544)	(87,177)
ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT	(2,515)	(13,387)	(371)	(16,273)
ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT	(905)	(1,935)	(2,028)	(4,868)
PROPERTY ACQUISITIONS	(11,415)	0	0	(11,415)
1ST GENERATION TI & LEASING FEES	(724)	(936)	(11,520)	(13,180)
FURNITURE & FIXTURES	(407)	(578)	(217)	(1,202)

CONSOLIDATED SECOND GENERATION RELATED COSTS	865	652	7,285	8,802
SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	(126)	1,035	1,813	2,722

2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	739	1,687	9,098	11,524

TOTAL BY TYPE:
SECOND GENERATION LEASING RELATED COSTS	1,166	1,574	8,912	11,652
SECOND GENERATION BUILDING IMPROVEMENTS	(427)	113	186	(128)

	739	1,687	9,098	11,524

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	1,143	1,567	8,848	11,558
SECOND GENERATION BUILDING IMPROVEMENTS	(452)	113	176	(163)

	691	1,680	9,024	11,395

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	23	7	64	94
SECOND GENERATION BUILDING IMPROVEMENTS	25	0	10	35

	48	7	74	129

	739	1,687	9,098	11,524

(B) ADJUSTED DEBT:
CONSOLIDATED DEBT	533,082	495,268	313,208	313,208
SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	294,090	291,663	200,584	200,584

TOTAL DEBT INCLUDING SHARE OF JV’S	827,172	786,931	513,792	513,792
SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT (1)	(85,542)	(84,397)	(83,275)	(83,275)

ADJUSTED DEBT	741,630	702,534	430,517	430,517

RECOURSE DEBT	57,555	101,269	50,365	50,365
NON-RECOURSE DEBT	684,075	601,265	380,152	380,152

ADJUSTED DEBT	741,630	702,534	430,517	430,517

(1)	The Charlotte Gateway Village (“Gateway”) debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003
(C) CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
CONSOLIDATED INTEREST EXPENSE	7,680	17,852	27,041	7,217	6,363	4,583	4,413	22,576
DISCONTINUED OPERATIONS INTEREST EXPENSE	5,916	9,758	10,382	2,572	2,571	2,293	2,023	9,459
SHARE OF JOINT VENTURE INTEREST EXPENSE	14,311	13,936	13,208	3,211	3,405	3,585	3,538	13,739

CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	27,907	41,546	50,631	13,000	12,339	10,461	9,974	45,774

(D) FIXED CHARGES:
CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	27,907	41,546	50,631	13,000	12,339	10,461	9,974	45,774
PRINCIPAL PAYMENTS:
CONSOLIDATED	4,734	5,721	7,632	1,606	1,720	1,736	1,800	6,862
SHARE OF JOINT VENTURES	4,252	4,696	6,140	1,506	1,528	1,641	1,670	6,345
GROUND LEASE PAYMENTS:
CONSOLIDATED	147	613	839	214	208	83	82	587
SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12

TOTAL FIXED CHARGES (excluding Preferred Dividends)	37,052	52,588	65,254	16,329	15,798	13,924	13,529	59,580
PREFERRED STOCK DIVIDENDS	0	0	0	0	0	1,421	1,937	3,358

TOTAL FIXED CHARGES (including Preferred Dividends)	37,052	52,588	65,254	16,329	15,798	15,345	15,466	62,938

(E) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
RENTAL PROPERTY REVENUES	76,340	94,281	97,290	25,413	25,967	24,394	25,639	101,413
RENTAL PROPERTY OPERATING EXPENSES	(23,744)	(30,505)	(30,613)	(7,506)	(8,082)	(8,192)	(8,900)	(32,680)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	52,596	63,776	66,677	17,907	17,885	16,202	16,739	68,733

(F) INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	37,646	51,188	71,382	35,600	13,937	10,304	7,597	67,438
RENTAL PROPERTY OPERATING EXPENSES	(9,672)	(13,480)	(18,523)	(4,501)	(4,312)	(3,268)	(2,734)	(14,815)

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	27,974	37,708	52,859	31,099	9,625	7,036	4,863	52,623
INTEREST EXPENSE	(5,916)	(9,758)	(10,382)	(2,572)	(2,571)	(2,293)	(2,023)	(9,459)
MINORITY INTEREST EXPENSE	(509)	(2,063)	(1,710)	(229)	(143)	0	(252)	(624)
PROVISION FOR INCOME TAXES	(31)	(136)	(139)	0	0	0	0	0

FUNDS FROM OPERATIONS	21,518	25,751	40,628	28,298	6,911	4,743	2,588	42,540
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(8,603)	(11,862)	(18,085)	(5,726)	(2,738)	(3,897)	(2,309)	(14,670)

NET INCOME FROM DISCONTINUED OPERATIONS	12,915	13,889	22,543	22,572	4,173	846	279	27,870

[Additional columns below]

[Continued from above table, first column(s) repeated]

RECONCILIATIONS	2004 1st	2004 2nd	2004 3rd	2004
(C) CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
CONSOLIDATED INTEREST EXPENSE	4,719	4,444	2,753	11,916
DISCONTINUED OPERATIONS INTEREST EXPENSE	2,017	2,011	1,780	5,808
SHARE OF JOINT VENTURE INTEREST EXPENSE	3,519	3,660	2,989	10,168

CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	10,255	10,115	7,522	27,892

(D) FIXED CHARGES:
CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	10,255	10,115	7,522	27,892
PRINCIPAL PAYMENTS:
CONSOLIDATED	1,789	1,748	1,637	5,174
SHARE OF JOINT VENTURES	1,697	1,800	1,377	4,874
GROUND LEASE PAYMENTS:
CONSOLIDATED	87	134	142	363
SHARE OF JOINT VENTURES	3	3	3	9

TOTAL FIXED CHARGES (excluding Preferred Dividends)	13,831	13,800	10,681	38,312
PREFERRED STOCK DIVIDENDS	1,938	1,937	1,937	5,812

TOTAL FIXED CHARGES (including Preferred Dividends)	15,769	15,737	12,618	44,124

(E) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
RENTAL PROPERTY REVENUES	28,918	26,579	23,607	79,104
RENTAL PROPERTY OPERATING EXPENSES	(8,787)	(8,504)	(8,246)	(25,537)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	20,131	18,075	15,361	53,567

(F) INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	7,781	7,506	7,269	22,556
RENTAL PROPERTY OPERATING EXPENSES	(2,822)	(2,231)	(2,556)	(7,609)

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	4,959	5,275	4,713	14,947
INTEREST EXPENSE	(2,017)	(2,011)	(1,780)	(5,808)
MINORITY INTEREST EXPENSE	0	0	0	0
PROVISION FOR INCOME TAXES	0	0	0	0

FUNDS FROM OPERATIONS	2,942	3,264	2,933	9,139
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(2,266)	(1,831)	(1,003)	(5,100)

NET INCOME FROM DISCONTINUED OPERATIONS	676	1,433	1,930	4,039

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003
(G) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES,
NET OF CONSOLIDATING ENTRY	46,600	51,422	56,435	13,742	14,570	14,403	14,504	57,219
INTEREST EXPENSE	(14,311)	(13,936)	(13,208)	(3,211)	(3,405)	(3,585)	(3,538)	(13,739)
OTHER, NET	2,258	144	43	444	(38)	(45)	(131)	230
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(231)	(53)	(9)	(8)	(9)	(9)	(8)	(34)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE	0	0	0	(551)	0	0	(985)	(1,536)

FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	34,316	37,577	43,261	10,416	11,118	10,764	9,842	42,140
RESIDENTIAL LOT AND TRACT FFO	678	1,720	1,949	513	1,225	818	1,188	3,744

FUNDS FROM OPERATIONS	34,994	39,297	45,210	10,929	12,343	11,582	11,030	45,884
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(15,542)	(16,400)	(18,540)	(4,432)	(4,680)	(4,650)	(7,503)	(21,265)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0

NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	19,452	22,897	26,670	6,497	7,663	6,932	3,527	24,619

(H) CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
TRACT SALES	0	0	547	0	0	600	0	600
LOT SALES	13,951	6,682	8,579	3,928	1,612	2,233	4,572	12,345

TOTAL RESIDENTIAL AND OUTPARCEL SALES	13,951	6,682	9,126	3,928	1,612	2,833	4,572	12,945

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
TRACT COST OF SALES	0	0	352	0	0	480	0	480
LOT COST OF SALES	11,684	5,910	6,957	3,231	1,368	1,366	3,577	9,542

TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	11,684	5,910	7,309	3,231	1,368	1,846	3,577	10,022

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	564	2,011	2,143	0	0	1,947	5,323	7,270

RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED	2,831	2,783	3,960	697	244	2,934	6,318	10,193

SUMMARY:
TRACT SALES NET OF COS - WHOLLY OWNED	564	2,011	2,338	0	0	2,067	5,323	7,390
LOT SALES NET OF COS - WHOLLY OWNED	2,267	772	1,622	697	244	867	995	2,803

TOTAL WHOLLY OWNED SALES, NET	2,831	2,783	3,960	697	244	2,934	6,318	10,193

SHARE OF UNCONSOLIDATED JOINT VENTURES:
TRACT SALES LESS COST OF SALES	773	1,098	671	0	430	42	0	472
LOT SALES LESS COST OF SALES	0	645	1,281	544	822	822	1,240	3,428
INTEREST EXPENSE	0	0	0	0	0	0	0	0
OTHER - JOINT VENTURE	(95)	(23)	(3)	(31)	(27)	(46)	(52)	(156)

TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES	678	1,720	1,949	513	1,225	818	1,188	3,744

TOTAL RESIDENTIAL LOT/TRACT FFO	3,509	4,503	5,909	1,210	1,469	3,752	7,506	13,937

[Additional columns below]

[Continued from above table, first column(s) repeated]

RECONCILIATIONS	2004 1st	2004 2nd	2004 3rd	2004
(G) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	13,760	16,252	12,227	42,239
INTEREST EXPENSE	(3,499)	(3,623)	(2,950)	(10,072)
OTHER, NET	873	(21)	(55)	797
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(10)	(8)	(11)	(29)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY - JOINT VENTURE	0	0	0	0

FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	11,124	12,600	9,211	32,935
RESIDENTIAL LOT AND TRACT FFO	2,657	1,425	1,866	5,948

FUNDS FROM OPERATIONS	13,781	14,025	11,077	38,883
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,725)	(4,829)	(3,701)	(13,255)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	99,300	99,300

NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	9,056	9,196	106,676	124,928

(H) CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
RESIDENTIAL LOT AND OUTPARCEL SALES - WHOLLY OWNED:
TRACT SALES	0	0	0	0
LOT SALES	3,888	4,366	3,341	11,595

TOTAL RESIDENTIAL AND OUTPARCEL SALES	3,888	4,366	3,341	11,595

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - WHOLLY-OWNED:
TRACT COST OF SALES	0	0	0	0
LOT COST OF SALES	2,490	3,178	2,219	7,887

TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	2,490	3,178	2,219	7,887

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	1,967	1,267	8,836	12,070

RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED	3,365	2,455	9,958	15,778

SUMMARY:
TRACT SALES NET OF COS - WHOLLY OWNED	1,967	1,267	8,836	12,070
LOT SALES NET OF COS - WHOLLY OWNED	1,398	1,188	1,122	3,708

TOTAL WHOLLY OWNED SALES, NET	3,365	2,455	9,958	15,778

SHARE OF UNCONSOLIDATED JOINT VENTURES:
TRACT SALES LESS COST OF SALES	991	80	937	2,008
LOT SALES LESS COST OF SALES	1,724	1,389	1,011	4,124
INTEREST EXPENSE	(20)	(37)	(39)	(96)
OTHER - JOINT VENTURE	(38)	(7)	(43)	(88)

TRACT AND LOT SALES, NET - SHARE OF JOINT VENTURES	2,657	1,425	1,866	5,948

TOTAL RESIDENTIAL LOT/TRACT FFO	6,022	3,880	11,824	21,726

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2000	2001	2002	2003 1st	2003 2nd	2003 3rd	2003 4th	2003
(I) DEPRECIATION AND AMORTIZATION:
REAL ESTATE RELATED:
CONSOLIDATED	23,083	30,624	34,154	9,779	10,078	8,330	8,787	36,974
DISCONTINUED OPERATIONS	8,603	11,862	18,085	5,726	2,738	3,897	2,309	14,670

	31,686	42,486	52,239	15,505	12,816	12,227	11,096	51,644
SHARE OF JOINT VENTURES	15,542	16,400	18,540	4,432	4,680	4,650	7,503	21,265

TOTAL REAL ESTATE RELATED	47,228	58,886	70,779	19,937	17,496	16,877	18,599	72,909

NON-REAL ESTATE RELATED:
CONSOLIDATED	1,099	2,166	2,148	571	602	668	670	2,511
DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0

	1,099	2,166	2,148	571	602	668	670	2,511
SHARE OF JOINT VENTURES	231	53	9	8	9	9	8	34

TOTAL NON-REAL ESTATE RELATED	1,330	2,219	2,157	579	611	677	678	2,545

TOTAL DEPRECIATION AND AMORTIZATION	48,558	61,105	72,936	20,516	18,107	17,554	19,277	75,454

SUMMARY:
CONSOLIDATED	24,182	32,790	36,302	10,350	10,680	8,998	9,457	39,485
DISCONTINUED OPERATIONS	8,603	11,862	18,085	5,726	2,738	3,897	2,309	14,670

	32,785	44,652	54,387	16,076	13,418	12,895	11,766	54,155
SHARE OF JOINT VENTURES	15,773	16,453	18,549	4,440	4,689	4,659	7,511	21,299

TOTAL DEPRECIATION AND AMORTIZATION	48,558	61,105	72,936	20,516	18,107	17,554	19,277	75,454
MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	(1,164)	(95)	0	0	0	0	0	0

TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	47,394	61,010	72,936	20,516	18,107	17,554	19,277	75,454

SUMMARY BY TYPE:
REAL ESTATE RELATED:
BUILDING (INCLUDING TENANT FIRST GENERATION):
CONSOLIDATED	30,402	38,522	49,913	14,904	12,190	11,633	9,900	48,627
SHARE OF JOINT VENTURES	14,825	15,656	17,762	4,182	4,230	4,232	7,065	19,709

	45,227	54,178	67,675	19,086	16,420	15,865	16,965	68,336

TENANT SECOND GENERATION:
CONSOLIDATED	1,284	3,964	2,326	601	626	594	1,196	3,017
SHARE OF JOINT VENTURES	717	744	778	250	450	418	438	1,556

	2,001	4,708	3,104	851	1,076	1,012	1,634	4,573

TOTAL REAL ESTATE RELATED	47,228	58,886	70,779	19,937	17,496	16,877	18,599	72,909

NON-REAL ESTATE RELATED:
FURNITURE, FIXTURES AND EQUIPMENT:
CONSOLIDATED	799	1,485	2,122	565	596	661	663	2,485
SHARE OF JOINT VENTURES	231	53	9	8	9	9	8	34

	1,030	1,538	2,131	573	605	670	671	2,519

GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
CONSOLIDATED	300	681	26	6	6	7	7	26
SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0

	300	681	26	6	6	7	7	26

TOTAL NON-REAL ESTATE RELATED	1,330	2,219	2,157	579	611	677	678	2,545

TOTAL DEPRECIATION & AMORTIZATION	48,558	61,105	72,936	20,516	18,107	17,554	19,277	75,454

[Additional columns below]

[Continued from above table, first column(s) repeated]

RECONCILIATIONS	2004 1st	2004 2nd	2004 3rd	2004
(I) DEPRECIATION AND AMORTIZATION:
REAL ESTATE RELATED:
CONSOLIDATED	9,909	8,132	7,730	25,771
DISCONTINUED OPERATIONS	2,266	1,831	1,003	5,100

	12,175	9,963	8,733	30,871
SHARE OF JOINT VENTURES	4,725	4,829	3,701	13,255

TOTAL REAL ESTATE RELATED	16,900	14,792	12,434	44,126

NON-REAL ESTATE RELATED:
CONSOLIDATED	635	700	659	1,994
DISCONTINUED OPERATIONS	0	0	0	0

	635	700	659	1,994
SHARE OF JOINT VENTURES	10	8	11	29

TOTAL NON-REAL ESTATE RELATED	645	708	670	2,023

TOTAL DEPRECIATION AND AMORTIZATION	17,545	15,500	13,104	46,149

SUMMARY:
CONSOLIDATED	10,544	8,832	8,389	27,765
DISCONTINUED OPERATIONS	2,266	1,831	1,003	5,100

	12,810	10,663	9,392	32,865
SHARE OF JOINT VENTURES	4,735	4,837	3,712	13,284

TOTAL DEPRECIATION AND AMORTIZATION	17,545	15,500	13,104	46,149
MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	0	0	0	0

TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	17,545	15,500	13,104	46,149

SUMMARY BY TYPE:
REAL ESTATE RELATED:
BUILDING (INCLUDING TENANT FIRST GENERATION):
CONSOLIDATED	11,568	9,217	8,107	28,892
SHARE OF JOINT VENTURES	4,152	4,214	2,915	11,281

	15,720	13,431	11,022	40,173

TENANT SECOND GENERATION:
CONSOLIDATED	607	746	626	1,979
SHARE OF JOINT VENTURES	573	615	786	1,974

	1,180	1,361	1,412	3,953

TOTAL REAL ESTATE RELATED	16,900	14,792	12,434	44,126

NON-REAL ESTATE RELATED:
FURNITURE, FIXTURES AND EQUIPMENT:
CONSOLIDATED	643	695	655	1,993
SHARE OF JOINT VENTURES	10	8	11	29

	653	703	666	2,022

GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
CONSOLIDATED	(8)	5	4	1
SHARE OF JOINT VENTURES	0	0	0	0

	(8)	5	4	1

TOTAL NON-REAL ESTATE RELATED	645	708	670	2,023

TOTAL DEPRECIATION & AMORTIZATION	17,545	15,500	13,104	46,149

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.

     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Charlotte Gateway Village, L.L.C. (“Gateway”). The Company excludes Gateway debt as it is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Expensed Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Gateway expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Gateway has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

     “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.